UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07278
                                                     ---------------------

               Nuveen Arizona Premium Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT July 31, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                              NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NAZ

                                NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NFZ

                              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NKR

                              NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NXE

                                      NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
                                                                             NTX

Photo of: Man, woman and child at the beach.
Photo of: A child.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with monthly tax-free income and an attractive total return. For more details about the management strategy and performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

As I noted in my last letter to you, many market observers are wondering whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place over the past year in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin adjusting your holdings of fixed-income investments.

Nobody knows what the market will do in the future. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


As in past reports, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its Nuveen shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2005

Nuveen Arizona and Texas Municipal Closed-End Exchange-Traded Funds (NAZ, NFZ, NKR, NXE, NTX)

Portfolio Managers'
        COMMENTS


Portfolio managers Scott Romans and Cathryn Steeves discuss the economic and municipal market environments, key investment strategies and the annual performance of these five Nuveen Funds. Scott, who joined Nuveen in 2000, has managed the Arizona Funds since November 2003. Cathryn, who has been with Nuveen since 1996, assumed portfolio management responsibility for NTX in August 2004.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED JULY 31, 2005?

Between August 1, 2004, and July 31, 2005, the Federal Reserve implemented eight 0.25% increases in the fed funds rate. These increases, which were aimed at controlling economic growth and keeping the rate of inflation at acceptable levels, raised this short-term target to 3.25% from 1.25%. (On August 9, 2005, following the close of this reporting period, the fed funds rate was increased by another 0.25% to 3.50%.) As the fed funds rate rose over the reporting period, there was a corresponding increase in many shorter-term municipal market rates. At the same time, longer-term yields declined and bond prices rose. The yield on the benchmark 10-year U.S. Treasury note stood at 4.31% on July 31, 2005, compared with 4.45% one year earlier. Longer-term yields in the municipal market followed a similar pattern. The yield of the Bond Buyer 25 Revenue Bond Index, a widely-followed measure of longer-term municipal market rates, declined by approximately 45 basis points during this 12-month reporting period.

This rise in shorter-term rates and decline in longer-term rates produced an overall flattening of the yield curve, and generally helped the performance of bonds with longer effective maturities while tending to hurt the performance of securities with shorter maturities or short call dates.

Despite the increases in shorter-term rates and an upsurge in energy costs, the economic expansion continued through the reporting period. The U.S. gross domestic product (GDP) grew in every calendar quarter, expanding at an annualized rate of 4.0% in the third quarter of 2004, by 3.3% (annualized) in the fourth quarter of 2004, 3.8% (annualized) in the first three months of 2005 and 3.4% (annualized) in the second quarter of 2005.

As of July 31, 2005, the year-over-year increase in the Consumer Price Index
(CPI) was 3.2%, and the national unemployment rate stood at 5.0%, its lowest level since September 2001. On the whole, job reports over the 12-month period presented a picture of relatively solid growth.

Over this 12-month period, municipal bond new issue supply nationwide remained strong, with $389.1 billion in new securities coming to market. One major factor behind the large new issue supply was the flattening yield curve, which in many situations made advance refundings economically more attractive for municipal issuers. (Advance refunding means issuing new bonds at current lower rates and using the proceeds to effectively pay off existing, higher yielding bonds.) Between January and July 2005 refundings were 67% higher than during the same period in 2004.


HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN ARIZONA AND TEXAS?

During this reporting period, Arizona's economy continued its rapid expansion, as the state benefited from job growth that outpaced the national rate as well as from relatively low business costs. As of July 2005, Arizona's unemployment rate was 4.9%, compared with 5.0% in July 2004 and the July 2005 national average of 5.0%. Construction, particularly in urban areas, was thriving, and continued population growth and strong demand provided support for goods-producing and service industries, especially in the financial and business sectors. The outlook for tourism also steadily improved. The state is home to several major military bases, and it benefited from the growth in defense spending and from expansion in the defense and aerospace industries. In August 2004, Standard and Poor's affirmed their AA- rating on Arizona's lease appropriation debt and revised their outlook to stable from negative. In March 2005, Moody's initiated a Aa3 rating for the state. Both rating agencies cited an improved state economy that was stabilizing more quickly than anticipated. For the 12 months ended July 2005, Arizona municipal bond issuers brought $7.6 billion in new securities to market, a decrease of 3.5% from the previous 12 months.

The Texas economy continued its slow but steady recovery during this reporting period, with good demographic trends, low business costs and job growth that exceeded expectations. Although the state diversified away from its heavy reliance on the energy sector in recent years, the current growth in this industry also benefited the Texas economy over the 12-month period. Defense spending in Texas remained high, although it played a smaller role than in the past. In July 2005, unemployment in Texas fell to 5.0%, the lowest level in four years, down from 6.1% in July 2004. In July 2005, both Moody's and S&P affirmed their ratings of the state's general obligation debt at Aa1 and AA, respectively, with stable outlooks. During this 12-month reporting period, municipal issuance in Texas totaled $33 billion, a 16% increase over the previous 12 months.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE ARIZONA AND TEXAS FUNDS DURING THE 12 MONTHS ENDED JULY 31, 2005?

With many market participants anticipating higher long-term interest rates, our focus in the Arizona and Texas Funds throughout this period centered on finding bonds that we believed would add immediate value to the Funds' portfolios and that, in our judgment, also had the potential to perform well under a variety of future market scenarios, regardless of economic or interest rate trends.

In general, our purchase activity emphasized bonds in the long-intermediate part of the yield curve - specifically, bonds that mature in 15 to 25 years for the Arizona Funds and in 15 to 20 years for NTX. In our opinion, bonds in the intermediate part of the curve offered more attractive opportunities and the best values during this period.

We also focused on purchasing bonds with premium coupons - those with prices above par and coupons above current market rates. Historically, these bonds often have held their value better than current coupon bonds when interest rates rise. Since premium bonds are sometimes vulnerable to early calls, we sought to balance some of these holdings by also purchasing bonds with eight to ten years of call protection.

Although municipal new issue supply was slightly tighter in Arizona over this period, the state's strong population growth meant that we saw an increase in land-secured issues, residential or development-related bonds and offerings by community facilities districts. All of these areas provided new opportunities at the lower end of the credit range, which enabled us to selectively trim concentrated positions while enhancing overall diversification and maintaining or increasing the Funds' overall exposure to generally higher-yielding sectors.

Among the bonds we purchased for the Arizona Funds during this period were several infrastructure-supporting community facilities district bonds that provide examples of the new opportunities being created by Arizona's growing population. These included bonds issued for Estrella Mountain Ranch, which was added to all four Arizona Funds, and Vistancia and Centerra, which were added to NFZ, NKR and NXE. Other higher-yielding, lower-rated bonds purchased during this period included an A- rated Maricopa County Industrial Development Authority issue for Catholic Healthcare West, which was added to all four Funds, and an A-rated Arizona Health Facilities Authority issue for Blood Systems Inc., which was purchased for NKR and NXE.

As noted earlier, Texas experienced a substantial increase in municipal issuance during this period, especially in the first part of 2005. This increased our opportunities to find the premium coupon bonds we sought. One purchase we made for NTX during this period was $1.14 million of AAA rated Sunnyvale School District general obligation bonds.

In addition to yield curve positioning and credit exposure, another priority during this period was careful duration management. Duration is a measure of a bond's price sensitivity to interest rate changes, with higher duration bonds being more sensitive and thereby presenting greater interest rate risk. Duration management became increasingly important in the first half of 2005, as the flattening of the yield curve resulted in a dramatic rise in advance refundings. In NAZ, for example, we sold some of the Fund's pre-refunded bonds and reinvested the proceeds further out on the yield curve. This enabled us to improve the Fund's overall call protection and diversification.

As another example of duration management, in late 2004 we began using forward interest rate swaps, a type of derivative financial instrument, in an attempt to reduce some of the interest rate risk in NFZ, NKR and NXE. It is important to note that the hedges were not used in an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the durations of these Funds without having a negative impact on the Funds' income streams or common share dividends over the short term. The gain or loss from each Fund's hedging activity is reflected as an addition or subtraction to the Fund's net asset value (NAV) as the market value of each hedge fluctuates. The hedges were effective in achieving their intended goal of helping to reduce the NAV volatility of these Funds.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 7/31/05

ARIZONA FUNDS                       1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------
NAZ                                  9.69%            6.78%            6.34%
--------------------------------------------------------------------------------
NFZ                                  9.04%            NA               NA
--------------------------------------------------------------------------------
NKR                                  9.74%            NA               NA
--------------------------------------------------------------------------------
NXE                                 10.21%            NA               NA
--------------------------------------------------------------------------------

TEXAS FUND
--------------------------------------------------------------------------------
NTX                                  8.61%            8.14%            6.85%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                          6.35%            6.48%            6.23%
--------------------------------------------------------------------------------
Lipper Other States
Municipal Debt Funds
Average2                             9.78%            8.51%            7.28%
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended July 31, 2005, the total returns on NAV for all five Funds exceeded the return on the Lehman Brothers Municipal Bond Index. NXE also outperformed the average return for the Lipper Other States category. NAZ and NKR performed roughly in line with this Lipper measure, while NFZ and NTX trailed the group average. It should be noted that the performance of the Lipper Other States category represents the average returns of funds from 10 different states, representing a wide variety of economic and municipal market conditions. We believe this makes direct comparisons between this group average and a particular state fund less meaningful.




1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper Other State Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 44 funds; 5 years, 19 funds; and 10 years, 17 funds. Fund and Lipper returns assume reinvestment of dividends.

One of the primary factors benefiting the 12-month performance of these Funds relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, especially during periods when interest rates rise, this strategy can also provide opportunities for additional income and total return for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain constant.

As noted earlier, the municipal market yield curve flattened over the course of this reporting period as longer-term interest rates fell while short-term rates rose. Since falling bond yields mean rising bond prices, longer maturity bonds with falling yields generally performed better than securities with shorter maturities. Heavier exposure to the longer end of the yield curve helped the performance of NXE and--to a lesser extent--NAZ and NKR during this period, while the performance of NFZ and NTX was hampered by relatively greater exposure to the shorter end of the curve. Part of the duration management strategy discussed earlier included efforts to more closely align the yield curve positioning of all these Funds.

All of the Funds in this report also benefited during this period from their allocations of lower-quality bonds during this period. Bonds rated BBB and lower and non-rated bonds generally outperformed other higher-credit quality sectors as increased demand for lower-quality bonds offering higher yields drove up the value of these securities. Among the lower-rated sectors making positive contributions to the Funds' 12-month returns were industrial development revenue bonds, pollution control revenue bonds, healthcare securities (including hospitals) and issues for long-term care facilities. In addition, BBB rated bonds issued by Puerto Rico and backed by the 1998 master tobacco settlement agreement produced solid performance during this period as the litigation environment improved and supply/demand dynamics drove tobacco bond prices higher. NTX's small position of bonds backed by American Airlines posted a total return of 38% during the period and contributed significantly to the Fund's 12-month performance.

In addition to leverage and credit and sector exposures, other factors that impacted the Funds' performances during this period were advance refundings, bond calls and upgrades/downgrades. In response to low and/or falling long-term rates, refinancings rose sharply in a number of sectors. NKR and NXE, in particular, benefited from advance refundings, having 10% and 5%, respectively, of their portfolios pre-refunded as of July 31, 2005. NTX had 7% of its portfolio pre-refunded as of the end of the reporting period. These advance refundings generally resulted in price appreciation during the 12 months and enhanced credit quality.

NAZ, NKR and NXE also had several of their holdings upgraded during this period, including bonds issued by Arizona Health for Phoenix Children's Hospital. The rating on these bonds was revised upward to Baa3 (investment grade) from Ba2 (sub-investment grade), a significant jump that helped them make a noticeable contribution to NXE's total return for the reporting period. In contrast, NFZ had a greater number of bonds called, fewer upgrades, and a lower incidence of pre-refundings than the other Arizona Funds - all factors that hurt its relative performance over the 12-month period.

While bonds that were pre-refunded during this period often enhanced the Funds' performances, their holdings of older pre-refunded bonds tended to underperform the general municipal market during this period, due primarily to the shorter effective maturities of these bonds. This was especially true in NAZ, NFZ and NTX. Housing was another sector that lagged the market during this period, largely as the result of the increased risk of prepayments and bond calls in the current interest rate environment. NAZ, NFZ and NXE all began this reporting period with relatively heavy weightings in the multifamily housing sector. Although calls reduced the Funds' exposure in this area over the 12 months, these holdings restrained performance for the period.

In addition, in NTX, the value of bonds issued by Retama Development Corporation for Retama Park Racetrack was negatively impacted by a proposed ruling on their tax-exempt status by the Internal Revenue Service. Based on our analysis of the situation, we have maintained our position in these bonds.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JULY 31, 2005?

We continued to believe that maintaining strong credit quality was an important requirement. As of July 31, 2005, all of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. Guaranteed and AA ranging from 76% in NXE and NKR, 77% in NTX, 80% in NFZ and 81% in NAZ.

As of July 31, 2005, potential call exposure for the period from August 2005 through the end of 2006 ranged from 0% in NKR and NXE to 1% in NFZ, 4% in NAZ and 5% in NTX. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


Each of the Funds in this report uses leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders, the extent of these benefits was reduced. In addition, older Funds such as NAZ and NTX had a number of older, higher-yielding bonds that matured or were called during this period. The proceeds from these bonds were reinvested in the current, lower-yielding environment, thereby reducing their income streams. The decline in interest rates at the longer end of the yield curve during this period also had an impact on the newest Fund, NXE, which had fewer opportunities to build reserves. All of these factors combined to produce one monthly dividend reduction in NXE, two in NTX and four in NAZ over the 12-months ended July 31, 2005. The dividends of NFZ and NKR remained stable throughout this reporting period.

In addition, due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains distributions at the end of December 2004 as follows:

                     LONG-TERM CAPITAL GAINS
                     (PER SHARE)
--------------------------------------------------------------------------------
NFZ                  $0.0436
--------------------------------------------------------------------------------
NKR                  $0.1191
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2005, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                           7/31/05      12-MONTH AVERAGE
FUND              PREMIUM/DISCOUNT      PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NAZ                         +4.75%               +8.36%
--------------------------------------------------------------------------------
NFZ                         +4.62%               +3.66%
--------------------------------------------------------------------------------
NKR                         +4.05%               -0.37%
--------------------------------------------------------------------------------
NXE                         -0.96%               -2.71%
--------------------------------------------------------------------------------
NTX                         +4.72%               -0.26%
--------------------------------------------------------------------------------

Nuveen Arizona Premium Income Municipal Fund, Inc.
NAZ

Performance
     OVERVIEW As of July 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              68%
AA                               13%
A                                 7%
BBB                               9%
BB or Lower                       1%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                           0.0765
Sep                            0.074
Oct                            0.074
Nov                            0.074
Dec                            0.071
Jan                            0.071
Feb                            0.071
Mar                            0.068
Apr                            0.068
May                            0.068
Jun                           0.0645
Jul                           0.0645

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        15.17
                              15.3
                              15.5
                              15.54
                              15.95
                              15.93
                              15.94
                              15.77
                              15.73
                              15.71
                              15.85
                              15.87
                              15.81
                              16
                              16.06
                              15.96
                              16.22
                              16.17
                              16.22
                              16.32
                              16.4
                              16.46
                              16.29
                              16.25
                              16.2
                              16.45
                              16.22
                              16.25
                              16.44
                              16.23
                              16.14
                              16.14
                              16.47
                              16.49
                              16.59
                              16.66
                              16.8
                              16.52
                              16.7
                              16.79
                              16.72
                              16.71
                              16.61
                              16.6
                              16.56
                              16.65
                              16.75
                              16.67
                              16.75
                              16.55
                              16.6
                              16.56
                              16.5
                              16.51
                              16.5
                              16.44
                              16.42
                              16.47
                              16.61
                              16.53
                              16.4
                              16.39
                              16.39
                              16.28
                              16.22
                              16.29
                              16.12
                              16.05
                              15.72
                              15.62
                              15.42
                              15.53
                              15.71
                              15.78
                              15.82
                              15.6
                              15.77
                              15.77
                              15.58
                              15.6
                              15.64
                              15.68
                              15.69
                              15.46
                              15.41
                              15.37
                              15.35
                              15.61
                              15.55
                              15.46
                              15.47
                              15.4
                              15.4
                              15.33
                              15.37
                              15.46
                              15.32
                              15.33
                              15.34
                              15.4
                              15.33
                              15.32
                              15.29
                              15.29
                              15.31
                              15.17
                              15.21
                              15.27
                              15.27
                              15.33
                              15.31
                              15.45
                              15.37
                              15.27
                              15.22
                              15.22
                              15.21
                              15.21
                              15.35
                              15.49
                              15.62
                              15.61
                              15.52
                              15.6
                              15.71
                              15.66
                              15.82
                              16.04
                              15.95
                              15.74
                              15.88
                              15.81
                              15.75
                              15.9
                              15.93
                              15.66
                              15.82
                              15.78
                              15.75
                              15.72
                              15.45
                              15.51
                              15.76
                              15.71
                              15.9
                              15.92
                              15.85
                              15.9
                              15.83
                              15.87
                              15.95
                              16.17
                              16.08
                              16
                              15.9
                              15.76
                              15.92
                              15.9
                              15.83
                              15.73
                              15.61
                              15.6
                              15.39
                              15.4
                              15.33
                              15.1
                              15.12
                              15.02
                              15.1
                              15.2
                              15.25
                              15.21
                              15.2
                              15.25
                              15.25
                              15.18
                              15.14
                              15.12
                              15.13
                              15.25
                              15.21
                              15.21
                              15.02
                              15.15
                              15.03
                              15.12
                              15.33
                              15.39
                              15.4
                              15.4
                              15.4
                              15.4
                              15.52
                              15.52
                              15.58
                              15.5
                              15.56
                              15.57
                              15.6
                              15.6
                              15.45
                              15.39
                              15.46
                              15.44
                              15.45
                              15.44
                              15.48
                              15.45
                              15.46
                              15.48
                              15.59
                              15.62
                              15.63
                              15.61
                              15.61
                              15.54
                              15.6
                              15.58
                              15.48
                              15.35
                              15.16
                              15.14
                              15.16
                              15.16
                              15.17
                              15.16
                              15.28
                              15.38
                              15.41
                              15.42
                              15.51
                              15.6
                              15.47
                              15.47
                              15.23
                              15.32
                              15.3
                              15.38
                              15.37
                              15.52
                              15.44
                              15.35
                              15.4
                              15.25
                              15.12
                              14.99
                              15
                              15.04
                              15.05
                              15.03
                              15.14
                              15.2
                              15.22
7/31/05                       15.22

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.22
------------------------------------
Common Share
Net Asset Value               $14.53
------------------------------------
Premium/(Discount) to NAV      4.75%
------------------------------------
Market Yield                   5.09%
------------------------------------
Taxable-Equivalent Yield1      7.43%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $64,822
------------------------------------
Average Effective
Maturity on Securities (Years) 16.46
------------------------------------
Leverage-Adjusted Duration      8.66
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.17%         9.69%
------------------------------------
5-Year          6.62%         6.78%
------------------------------------
10-Year         6.88%         6.34%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         31.3%
------------------------------------
Water and Sewer                15.6%
------------------------------------
U.S. Guaranteed                12.5%
------------------------------------
Education and Civic
  Organizations                10.9%
------------------------------------
Healthcare                     10.1%
------------------------------------
Utilities                       7.2%
------------------------------------
Tax Obligation/General          4.8%
------------------------------------
Housing/Multifamily             4.7%
------------------------------------
Other                           2.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Arizona Dividend Advantage Municipal Fund
NFZ

Performance
      OVERVIEW  As of July 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              60%
AA                               20%
A                                 9%
BBB                               8%
BB or Lower                       1%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                           0.0765
Sep                           0.0765
Oct                           0.0765
Nov                           0.0765
Dec                           0.0765
Jan                           0.0765
Feb                           0.0765
Mar                           0.0765
Apr                           0.0765
May                           0.0765
Jun                           0.0765
Jul                           0.0765

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        15.4
                              15.25
                              15.15
                              15.15
                              15.26
                              15.46
                              15.7
                              15.39
                              15.4
                              15.4
                              15.8
                              15.8
                              15.9
                              16.1
                              16.06
                              15.6
                              15.85
                              15.75
                              15.85
                              16
                              16
                              16.05
                              16.02
                              16
                              15.98
                              15.98
                              15.92
                              15.73
                              15.8
                              15.9
                              15.77
                              15.65
                              15.51
                              15.42
                              15.45
                              15.54
                              15.58
                              15.45
                              15.46
                              15.75
                              15.62
                              15.7
                              15.74
                              15.75
                              15.63
                              15.63
                              15.73
                              15.66
                              15.85
                              15.88
                              15.88
                              16.06
                              16.35
                              16.4
                              16.4
                              16.4
                              16.4
                              16.25
                              16.1
                              16.1
                              15.85
                              15.86
                              15.85
                              15.7
                              15.89
                              15.85
                              15.85
                              16
                              15.75
                              15.59
                              15.55
                              15.5
                              15.33
                              15.4
                              15.6
                              15.7
                              15.78
                              15.74
                              15.64
                              15.74
                              15.92
                              15.8
                              15.8
                              15.8
                              15.42
                              15.36
                              15.29
                              15.58
                              15.58
                              15.49
                              15.44
                              15.44
                              15.45
                              15.34
                              15.46
                              15.47
                              15.47
                              15.28
                              15.28
                              15.38
                              15.47
                              15.56
                              15.87
                              15.7
                              15.67
                              15.67
                              15.65
                              15.76
                              15.65
                              15.75
                              16.2
                              16.13
                              16.13
                              16.65
                              16.65
                              16.8
                              16.65
                              16.74
                              16.74
                              16.74
                              16.75
                              16.75
                              16.75
                              16.75
                              16.7
                              16.7
                              16.6
                              16.55
                              16.45
                              16.38
                              16.46
                              16.48
                              16.39
                              16.39
                              16.39
                              16.34
                              16.54
                              16.54
                              16.44
                              16.5
                              16.48
                              16.55
                              16.7
                              16.8
                              16.37
                              16.39
                              16.39
                              16.39
                              16.35
                              16.35
                              16.17
                              16.2
                              16.15
                              15.97
                              16
                              16.15
                              16.15
                              16.15
                              16.05
                              16.05
                              16.05
                              16.05
                              15.95
                              15.95
                              15.83
                              15.83
                              15.83
                              15.5
                              15.5
                              15.5
                              15.42
                              15.44
                              15.33
                              15.4
                              15.4
                              15.32
                              15.11
                              15.01
                              15.06
                              15.25
                              15.3
                              15.22
                              15.3
                              15.31
                              15.2
                              15.35
                              15.57
                              15.54
                              15.55
                              15.55
                              15.55
                              15.54
                              15.45
                              15.54
                              15.55
                              15.62
                              15.6
                              15.72
                              15.7
                              16.04
                              15.9
                              15.7
                              15.66
                              15.9
                              16.02
                              15.83
                              16.08
                              16.02
                              16.02
                              16.02
                              16.14
                              16.14
                              16.5
                              16.59
                              16.42
                              16.58
                              16.6
                              16.84
                              16.65
                              16.46
                              16.35
                              16.35
                              16.6
                              16.53
                              16.33
                              16.2
                              16.14
                              16.25
                              16.27
                              16.35
                              16.75
                              16.9
                              17.15
                              17.1
                              17.3
                              17.79
                              17.95
                              18
                              17.05
                              16.91
                              17.25
                              16.78
                              16.74
                              16.68
                              16.35
                              16.3
                              16.25
                              16.25
                              16.03
                              15.94
                              16.1
                              16.1
                              16.08
7/31/05                       16.08



FUND SNAPSHOT
------------------------------------
Common Share Price            $16.08
------------------------------------
Common Share
Net Asset Value               $15.37
------------------------------------
Premium/(Discount) to NAV      4.62%
------------------------------------
Market Yield                   5.71%
------------------------------------
Taxable-Equivalent Yield1      8.34%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $23,753
------------------------------------
Average Effective
Maturity on Securities (Years) 15.86
------------------------------------
Leverage-Adjusted Duration      7.71
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.88%         9.04%
------------------------------------
Since
Inception       7.58%         7.84%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         37.3%
------------------------------------
Utilities                      21.1%
------------------------------------
Healthcare                      8.3%
------------------------------------
U.S. Guaranteed                 7.9%
------------------------------------
Housing/Multifamily             7.8%
------------------------------------
Water and Sewer                 6.7%
------------------------------------
Tax Obligation/General          5.1%
------------------------------------
Other                           5.8%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0436 per share.

Nuveen Arizona Dividend Advantage Municipal Fund 2
NKR

Performance
      OVERVIEW  As of July 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              65%
AA                               11%
A                                12%
BBB                               9%
NR                                3%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                           0.0765
Sep                            0.074
Oct                            0.074
Nov                            0.074
Dec                            0.071
Jan                            0.071
Feb                            0.071
Mar                            0.068
Apr                            0.068
May                            0.068
Jun                           0.0645
Jul                           0.0645


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        14.98
                              14.86
                              15.05
                              14.96
                              15.02
                              15.24
                              15.15
                              15.13
                              15.14
                              15.15
                              15.18
                              15.22
                              15.19
                              15.21
                              15.05
                              15.07
                              15.1
                              15.1
                              15.2
                              15.16
                              15.19
                              15.29
                              15.23
                              15.39
                              15.33
                              15.5
                              15.35
                              15.5
                              15.4
                              15.48
                              15.48
                              15.48
                              15.5
                              15.35
                              15.65
                              15.64
                              15.55
                              15.42
                              15.55
                              15.62
                              15.7
                              15.68
                              15.5
                              15.5
                              15.5
                              15.5
                              15.47
                              15.47
                              15.5
                              15.5
                              15.46
                              15.46
                              15.46
                              15.46
                              15.54
                              15.53
                              15.8
                              15.49
                              15.34
                              15.49
                              15.54
                              15.53
                              15.54
                              15.77
                              15.78
                              15.84
                              15.61
                              15.62
                              15.07
                              15.07
                              15.3
                              15.3
                              15.35
                              15.43
                              15.55
                              15.66
                              15.66
                              15.66
                              15.75
                              15.78
                              16
                              16.15
                              16.15
                              16.14
                              15.81
                              15.81
                              15.73
                              15.77
                              15.77
                              15.78
                              15.75
                              15.68
                              15.7
                              15.44
                              15.42
                              15.48
                              15.54
                              15.4
                              15.41
                              15.5
                              15.69
                              15.59
                              15.59
                              15.75
                              15.8
                              15.8
                              15.76
                              16
                              16
                              15.9
                              15.92
                              16.1
                              16.22
                              16.2
                              16.84
                              16.95
                              16.67
                              16.47
                              16.12
                              15.95
                              15.84
                              15.8
                              15.9
                              15.92
                              15.96
                              16.07
                              15.85
                              16.01
                              16.03
                              16.14
                              16.14
                              16.21
                              16.22
                              16.22
                              16.4
                              16.33
                              16.32
                              16.25
                              16.25
                              16.14
                              15.96
                              15.68
                              15.83
                              15.9
                              16.24
                              16.28
                              16.27
                              16.16
                              16.19
                              15.97
                              15.87
                              15.95
                              15.5
                              15.64
                              15.49
                              15.49
                              15.26
                              15.28
                              15
                              15
                              14.82
                              14.7
                              14.41
                              14.55
                              14.6
                              14.57
                              14.57
                              14.6
                              14.65
                              14.68
                              14.78
                              14.78
                              14.78
                              14.74
                              14.7
                              14.77
                              14.8
                              14.66
                              14.68
                              14.72
                              15
                              14.97
                              14.82
                              14.85
                              14.8
                              14.8
                              14.87
                              14.8
                              14.71
                              14.71
                              14.77
                              14.83
                              14.85
                              14.93
                              14.84
                              14.84
                              14.84
                              14.8
                              14.93
                              14.83
                              14.94
                              14.99
                              14.97
                              15.1
                              15.28
                              15.4
                              15.5
                              15.5
                              15.42
                              15.39
                              15.48
                              15.57
                              15.51
                              15.67
                              15.65
                              15.85
                              15.87
                              15.82
                              15.87
                              15.87
                              15.69
                              15.7
                              15.7
                              15.59
                              15.64
                              15.64
                              15.88
                              15.74
                              15.7
                              15.8
                              15.76
                              15.9
                              15.93
                              15.83
                              15.83
                              15.83
                              15.81
                              15.82
                              16
                              16.1
                              15.96
                              15.85
                              16.05
                              16.05
                              15.97
                              15.89
                              16.09
                              16.01
                              16.01
                              16.25
                              16.2
                              16.19
                              16.19
7/31/05                       16.19


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.19
------------------------------------
Common Share
Net Asset Value               $15.56
------------------------------------
Premium/(Discount) to NAV      4.05%
------------------------------------
Market Yield                   5.34%
------------------------------------
Taxable-Equivalent Yield1      7.80%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $37,704
------------------------------------
Average Effective
Maturity on Securities (Years) 15.26
------------------------------------
Leverage-Adjusted Duration      8.02
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         16.30%         9.74%
------------------------------------
Since
Inception       8.43%         8.59%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         26.5%
------------------------------------
Tax Obligation/General         24.5%
------------------------------------
Healthcare                     10.8%
------------------------------------
U.S. Guaranteed                10.0%
------------------------------------
Water and Sewer                 7.3%
------------------------------------
Education and Civic
  Organizations                 5.5%
------------------------------------
Housing/Multifamily             5.3%
------------------------------------
Utilities                       4.8%
------------------------------------
Other                           5.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.1191 per share.

Nuveen Arizona Dividend Advantage Municipal Fund 3
NXE

Performance
      OVERVIEW  As of July 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              62%
AA                               14%
A                                10%
BBB                              11%
NR                                3%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                            0.072
Sep                            0.072
Oct                            0.072
Nov                            0.072
Dec                            0.072
Jan                            0.072
Feb                            0.072
Mar                            0.072
Apr                            0.072
May                            0.072
Jun                            0.072
Jul                            0.072


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        13.18
                              13.36
                              13.7
                              13.74
                              13.79
                              13.78
                              13.79
                              13.76
                              13.6
                              13.65
                              13.65
                              13.65
                              13.67
                              13.56
                              13.6
                              13.6
                              13.65
                              13.61
                              13.71
                              13.72
                              13.9
                              13.9
                              13.85
                              13.66
                              13.68
                              13.65
                              13.65
                              13.65
                              13.72
                              13.64
                              13.98
                              14.15
                              14.05
                              13.9
                              13.92
                              14.21
                              14.28
                              14.23
                              14.16
                              14.29
                              14.2
                              14.1
                              14.08
                              14
                              14.01
                              14.01
                              14.09
                              13.85
                              14.11
                              14.11
                              14.21
                              14.15
                              14.21
                              14.41
                              14.47
                              14.42
                              14.49
                              14.54
                              14.55
                              14.6
                              14.5
                              14.5
                              14.47
                              14.4
                              14.45
                              14.45
                              14.61
                              14.66
                              14.66
                              14.35
                              14.18
                              14.05
                              14.2
                              14.23
                              14.04
                              14.18
                              14.16
                              14.04
                              13.89
                              14.07
                              14.04
                              14.25
                              14.26
                              14.07
                              13.99
                              14.02
                              14.05
                              14.15
                              14.15
                              14.03
                              14.2
                              14.14
                              14.15
                              14.08
                              14.01
                              14.15
                              13.97
                              13.95
                              13.9
                              13.97
                              14.04
                              14.06
                              14.06
                              13.98
                              14.04
                              14.08
                              14.14
                              14.14
                              14.18
                              14.2
                              14.22
                              14.29
                              14.35
                              14.33
                              14.49
                              14.35
                              14.4
                              14.55
                              14.6
                              14.65
                              14.5
                              14.5
                              14.54
                              14.59
                              14.66
                              14.71
                              14.68
                              14.8
                              14.77
                              14.76
                              14.75
                              15.1
                              14.96
                              15.12
                              15.1
                              15.08
                              15
                              14.98
                              14.82
                              14.57
                              14.33
                              14.2
                              14.24
                              14.47
                              14.63
                              14.76
                              14.75
                              14.65
                              14.4
                              14.4
                              14.29
                              14.4
                              13.92
                              13.91
                              13.97
                              14.04
                              14.2
                              13.93
                              13.79
                              13.96
                              13.81
                              13.78
                              13.61
                              13.45
                              13.33
                              13.3
                              13.37
                              13.35
                              13.45
                              13.5
                              13.73
                              13.73
                              13.78
                              13.75
                              13.72
                              13.76
                              13.6
                              13.6
                              13.76
                              13.74
                              13.82
                              13.63
                              13.69
                              13.65
                              13.54
                              13.77
                              13.78
                              13.68
                              13.8
                              13.8
                              13.81
                              13.88
                              13.93
                              13.94
                              13.88
                              13.95
                              14.03
                              13.95
                              13.96
                              14.1
                              14.09
                              14
                              14.09
                              14.01
                              13.97
                              14.2
                              14.3
                              14.29
                              14.24
                              14.22
                              14.32
                              14.39
                              14.33
                              14.39
                              14.4
                              14.4
                              14.5
                              14.35
                              14.28
                              14.34
                              14.37
                              14.39
                              14.39
                              14.35
                              14.43
                              14.36
                              14.62
                              14.63
                              14.63
                              14.62
                              14.55
                              14.62
                              14.56
                              14.68
                              14.82
                              14.84
                              14.7
                              14.79
                              14.83
                              14.72
                              14.75
                              14.82
                              14.72
                              14.32
                              14.38
                              14.51
                              14.5
                              14.59
                              14.72
                              14.68
                              14.45
                              14.59
                              14.48
7/31/05                       14.48


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.48
------------------------------------
Common Share
Net Asset Value               $14.62
------------------------------------
Premium/(Discount) to NAV     -0.96%
------------------------------------
Market Yield                   5.26%
------------------------------------
Taxable-Equivalent Yield1      7.68%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $44,829
------------------------------------
Average Effective
Maturity on Securities (Years) 17.04
------------------------------------
Leverage-Adjusted Duration      7.53
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         15.11%        10.21%
------------------------------------
Since
Inception       4.40%         6.30%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         27.7%
------------------------------------
Healthcare                     14.7%
------------------------------------
Tax Obligation/General         13.0%
------------------------------------
Education and Civic
Organizations                   9.0%
------------------------------------
Transportation                  9.0%
------------------------------------
Water and Sewer                 8.0%
------------------------------------
Utilities                       6.7%
------------------------------------
U.S. Guaranteed                 4.6%
------------------------------------
Other                           7.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Texas Quality Income Municipal Fund
NTX

Performance
      OVERVIEW  As of July 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              64%
AA                               13%
A                                 9%
BBB                              12%
BB or Lower                       2%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                             0.08
Sep                             0.08
Oct                             0.08
Nov                             0.08
Dec                             0.08
Jan                             0.08
Feb                             0.08
Mar                            0.077
Apr                            0.077
May                            0.077
Jun                            0.073
Jul                            0.073


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/04                        14.4
                              14.5
                              14.56
                              14.51
                              14.76
                              14.85
                              14.85
                              14.5
                              14.48
                              14.61
                              14.58
                              14.65
                              14.6
                              14.65
                              14.65
                              14.75
                              14.77
                              14.97
                              14.96
                              15
                              15
                              15.05
                              15.07
                              15.1
                              15.12
                              15.11
                              15.17
                              15.3
                              15.13
                              15.1
                              15.12
                              15.13
                              15.2
                              15.1
                              15.07
                              14.97
                              15.12
                              15.05
                              15.15
                              15.26
                              15.38
                              15.14
                              14.99
                              14.99
                              14.98
                              15
                              15.01
                              15.09
                              15.24
                              15.25
                              15.31
                              15.47
                              15.7
                              15.49
                              15.5
                              15.55
                              15.47
                              15.46
                              15.46
                              15.31
                              15.52
                              15.52
                              15.52
                              15.56
                              15.6
                              15.67
                              15.7
                              15.71
                              15.4
                              15.2
                              15.3
                              15.36
                              15.25
                              15.44
                              15.62
                              15.75
                              15.78
                              15.81
                              15.52
                              15.56
                              15.52
                              15.53
                              15.63
                              15.63
                              15.54
                              15.6
                              15.5
                              15.59
                              15.58
                              15.43
                              15.45
                              15.4
                              15.39
                              15.31
                              15.2
                              15.15
                              15.13
                              15.05
                              14.99
                              14.98
                              14.86
                              14.91
                              14.8
                              14.87
                              14.93
                              14.92
                              15.01
                              15.06
                              15.08
                              15.15
                              15.19
                              15.11
                              15.15
                              15.19
                              15.02
                              15.08
                              15.02
                              15.09
                              15.14
                              15.14
                              15.25
                              15.27
                              15.22
                              15.19
                              15.26
                              15.21
                              15.27
                              15.4
                              15.43
                              15.36
                              15.48
                              15.48
                              15.52
                              15.57
                              15.9
                              15.84
                              15.96
                              15.99
                              15.71
                              15.77
                              15.71
                              15.44
                              15.45
                              15.62
                              15.77
                              15.94
                              16.15
                              16.11
                              15.92
                              15.87
                              16.06
                              15.94
                              15.96
                              15.96
                              16.08
                              15.85
                              15.76
                              15.76
                              15.52
                              15.43
                              15.25
                              14.82
                              14.75
                              14.58
                              14.62
                              14.71
                              14.8
                              15
                              15.2
                              15.3
                              15.5
                              15.8
                              15.55
                              15.46
                              15.26
                              15.16
                              15.14
                              15.13
                              15.1
                              15.11
                              15.11
                              15.16
                              15.2
                              15.15
                              15.2
                              15.26
                              15.44
                              15.44
                              15.47
                              15.47
                              15.8
                              15.88
                              15.89
                              15.71
                              15.45
                              15.58
                              15.78
                              15.85
                              15.81
                              15.71
                              15.78
                              15.75
                              15.94
                              15.92
                              15.83
                              15.87
                              15.9
                              15.9
                              15.85
                              15.87
                              15.87
                              15.94
                              15.98
                              15.95
                              15.9
                              15.88
                              15.86
                              15.85
                              15.74
                              15.65
                              15.69
                              15.6
                              15.51
                              15.52
                              15.52
                              15.64
                              15.79
                              15.87
                              15.96
                              16.09
                              16.3
                              16.2
                              16.12
                              16.2
                              16.09
                              16.01
                              16.03
                              16.02
                              16.13
                              16.44
                              16.31
                              16.28
                              16.4
                              16.29
                              16.26
                              16.2
                              16.15
                              16.15
                              16.08
                              16.06
                              16.07
                              16.14
                              16.19
7/31/05                       16.19


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.19
------------------------------------
Common Share
Net Asset Value               $15.46
------------------------------------
Premium/(Discount) to NAV      4.72%
------------------------------------
Market Yield                   5.41%
------------------------------------
Taxable-Equivalent Yield1      7.51%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $146,718
------------------------------------
Average Effective
Maturity on Securities (Years) 17.85
------------------------------------
Leverage-Adjusted Duration      7.75
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         17.83%         8.61%
------------------------------------
5-Year         11.46%         8.14%
------------------------------------
10-Year         8.31%         6.85%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         28.1%
------------------------------------
Healthcare                     16.7%
------------------------------------
Education and Civic
  Organizations                 8.7%
------------------------------------
U.S. Guaranteed                 7.7%
------------------------------------
Water and Sewer                 7.5%
------------------------------------
Long-Term Care                  5.1%
------------------------------------
Tax Obligation/Limited          4.7%
------------------------------------
Utilities                       4.1%
------------------------------------
Transportation                  4.1%
------------------------------------
Other                          13.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Special Shareholder
           MEETING REPORT

The Special Shareholder Meeting was held at The Northern Trust Bank, 50 S. LaSalle St., Chicago, IL on July 26, 2005.

                                                            NAZ               NFZ              NKR              NXE              NTX
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT
WAS REACHED AS FOLLOWS:
                                                     Common and        Common and       Common and       Common and       Common and
                                                  MuniPreferred     MuniPreferred    MuniPreferred    MuniPreferred    MuniPreferred
                                                         shares            shares           shares           shares           shares
                                                voting together   voting together  voting together  voting together  voting together
                                                     as a class        as a class       as a class       as a class       as a class
------------------------------------------------------------------------------------------------------------------------------------
   For                                                4,201,909         1,515,623        2,371,411        3,010,060        8,564,290
   Against                                               23,572             8,105           17,432           25,937           59,068
   Abstain                                               35,502            15,483           19,036           22,478           87,104
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              4,260,983         1,539,211        2,407,879        3,058,475        8,710,462
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund at July 31, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
September 14, 2005

                        Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
                        Portfolio of
                                INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.5% (1.0% OF TOTAL INVESTMENTS)

$         915   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      945,927
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.9% (10.9% OF TOTAL INVESTMENTS)

        1,000   Arizona State University, Certificates of Participation,              7/12 at 100.00         AAA          1,098,550
                 Series 2002, 5.375%, 7/01/19 - MBIA Insured

                Arizona State University, System Revenue Bonds, Series 2005:
        2,455    5.000%, 7/01/20 - AMBAC Insured                                      7/15 at 100.00         AAA          2,644,968
        1,395    5.000%, 7/01/26 - AMBAC Insured                                      7/15 at 100.00         AAA          1,486,498

        1,000   Arizona State University, System Revenue Bonds,                       7/12 at 100.00         AAA          1,054,350
                 Series 2002, 5.000%, 7/01/25 - FGIC Insured

        1,250   Glendale Industrial Development Authority, Arizona, Revenue           5/11 at 101.00          A-          1,344,725
                 Bonds, Midwestern University, Series 2001A, 5.875%, 5/15/31

        1,050   Northern Arizona University, System Revenue Bonds,                    6/12 at 100.00         AAA          1,093,407
                 Series 2002, 5.000%, 6/01/34 - FGIC Insured

        1,500   Tempe Industrial Development Authority, Arizona, Lease                7/13 at 100.00         AAA          1,573,410
                 Revenue Bonds, Arizona State University Foundation Project,
                 Series 2003, 5.000%, 7/01/34 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.7% (10.1% OF TOTAL INVESTMENTS)

        2,000   Arizona Health Facilities Authority, Hospital System Revenue         11/09 at 100.00        Baa3          2,037,860
                 Bonds, Phoenix Children's Hospital, Series 1999A,
                 6.125%, 11/15/22

        1,000   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00         BBB          1,127,870
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 7.000%, 12/01/25

          800   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-            901,448
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

        2,150   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00          A-          2,269,927
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

          515   Puerto Rico Industrial, Tourist, Educational, Medical and            11/10 at 101.00          AA            583,407
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, Hospital de la Concepcion, Series 2000A,
                 6.375%, 11/15/15

        1,500   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00          A3          1,611,615
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31

        1,055   Winslow Industrial Development Authority, Arizona,                    6/08 at 101.00         N/R          1,005,921
                 Hospital Revenue Bonds, Winslow Memorial Hospital,
                 Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.8% (4.7% OF TOTAL INVESTMENTS)

          400   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa            423,640
                 Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

          530   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            537,362
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)

        3,215   Tucson Industrial Development Authority, Arizona, Senior              7/10 at 101.00          AA          3,474,933
                 Living Facilities Revenue Bonds, Christian Care Project,
                 Series 2000A, 5.625%, 7/01/20 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.1% (1.4% OF TOTAL INVESTMENTS)

        1,345   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB          1,356,338
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative
                 Minimum Tax) (Mandatory put 3/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6% (0.5% OF TOTAL INVESTMENTS)

          345   Mohave County Industrial Development Authority, Arizona,              5/06 at 103.00         AAA            360,404
                 GNMA Collateralized Healthcare Revenue Refunding Bonds,
                 Chris Ridge and Silver Village Projects, Series 1996,
                 6.375%, 11/01/31


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.0% (4.8% OF TOTAL INVESTMENTS)

$       1,525   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA     $    1,633,123
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/21 - FSA Insured

          465   Maricopa County Union High School District 210, Phoenix,              7/15 at 100.00         AAA            498,624
                 Arizona, General Obligation Bonds, Series 2005B,
                 5.000%, 7/01/23 - MBIA Insured

          500   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA            582,660
                 Series 2002A, 5.500%, 7/01/19 - FGIC Insured

          330   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         BBB            355,509
                 Bonds, Series 2001A, 5.375%, 7/01/28

        1,340   Tucson, Arizona, General Obligation Bonds, Series 2005,                 No Opt. Call         AAA          1,448,245
                 5.000%, 7/01/20 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 45.5% (31.3% OF TOTAL INVESTMENTS)

        1,985   Arizona School Facilities Board, School Improvement Revenue           7/13 at 100.00         AAA          2,127,761
                 Bonds, Series 2003, 5.000%, 7/01/21

        2,000   Arizona School Facilities Board, School Improvement Revenue           7/14 at 100.00         AAA          2,285,400
                 Bonds, Series 2004A, 5.750%, 7/01/18 - AMBAC Insured

        2,000   Arizona State Transportation Board, Subordinate Highway               7/14 at 100.00          AA          2,137,160
                 Revenue Bonds, Series 2004B, 5.000%, 7/01/22

                Arizona Tourism and Sports Authority, Tax Revenue Bonds,
                Multipurpose Stadium Facility Project, Series 2003A:
        3,000    5.375%, 7/01/20 - MBIA Insured                                       7/13 at 100.00         Aaa          3,316,200
        1,000    5.375%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         Aaa          1,103,970

                Bullhead City, Arizona, Special Assessment Bonds, Parkway
                District Improvements, Series 1993:
          815    6.100%, 1/01/08                                                      1/06 at 100.00        Baa2            824,544
          875    6.100%, 1/01/09                                                      1/06 at 100.00        Baa2            884,730

          508   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            560,212
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

          575   Marana Municipal Property Corporation, Arizona, Revenue               7/13 at 100.00         AAA            603,141
                 Bonds, Series 2003, 5.000%, 7/01/28 - AMBAC Insured

        3,400   Maricopa County Stadium District, Arizona, Revenue                    6/12 at 100.00         Aaa          3,740,068
                 Refunding Bonds, Series 2002, 5.375%, 6/01/18 -
                 AMBAC Insured

                Phoenix Industrial Development Authority, Arizona,
                Government Office Lease Revenue Bonds, Capitol
                Mall LLC, Series 2000:
        1,000    5.375%, 9/15/22 - AMBAC Insured                                      9/10 at 100.00         AAA          1,079,480
        2,000    5.500%, 9/15/27 - AMBAC Insured                                      9/10 at 100.00         AAA          2,173,460

        2,000   Phoenix Civic Improvement Corporation, Arizona, Subordinate           7/13 at 100.00         AAA          2,134,300
                 Lien Excise Tax Revenue Bonds, Series 2003A,
                 5.000%, 7/01/21 - MBIA Insured

        1,200   Prescott Valley Municipal Property Corporation, Arizona,              1/13 at 100.00         AAA          1,257,900
                 Municipal Facilities Revenue Bonds, Series 2003,
                 5.000%, 1/01/27 - FGIC Insured

        1,000   Puerto Rico Public Buildings Authority, Guaranteed                    7/12 at 100.00         BBB          1,050,130
                 Government Facilities Revenue Refunding Bonds,
                 Series 2002D, 5.125%, 7/01/24

          805   Scottsdale Preserve Authority, Arizona, Excise Tax Revenue              No Opt. Call         AAA            885,758
                 Bonds, Series 2004, 5.000%, 7/01/16 - FGIC Insured

        1,350   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                7/14 at 100.00         AAA          1,480,316
                 5.250%, 7/01/20 - AMBAC Insured

          500   Tucson, Arizona, Certificates of Participation, Series 2000,          7/08 at 100.00         AAA            531,860
                 5.700%, 7/01/20 - MBIA Insured

        1,300   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/14 at 100.00          AA          1,363,271
                 Loan Note, Series 2003, 5.000%, 10/01/33 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 18.2% (12.5% OF TOTAL INVESTMENTS)

          425   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            452,489
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,250   Maricopa County Industrial Development Authority, Arizona,              No Opt. Call         AAA          2,821,883
                 Hospital Revenue Refunding Bonds, Samaritan Health
                 Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

        3,000   Mesa Industrial Development Authority, Arizona, Revenue               1/10 at 101.00         AAA          3,333,210
                 Bonds, Discovery Health System, Series 1999A,
                 5.750%, 1/01/25 (Pre-refunded to 1/01/10) - MBIA Insured


                                       23


                        Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/10 at 101.00         AAA     $    2,266,780
                 Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24 (Pre-refunded to 7/01/10) - FGIC Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00        A***          1,154,990
                 Revenue Bonds, Series 2000B, 6.500%, 7/01/27
                 (Pre-refunded to 7/01/10)

          500   Surprise Municipal Property Corporation, Arizona, Excise              7/09 at 101.00         AAA            551,790
                 Tax Revenue Bonds, Series 2000, 5.700%, 7/01/20
                 (Pre-refunded to 7/01/09) - FGIC Insured

        1,100   Tucson, Arizona, Junior Lien Street and Highway User                  7/10 at 100.00         AAA          1,187,659
                 Revenue Bonds, Series 2000E, 5.000%, 7/01/18 (Pre-refunded to 7/01/10) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.5% (7.2% OF TOTAL INVESTMENTS)

        1,000   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,116,420
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

        1,000   Coconino County, Arizona, Pollution Control Revenue Bonds,           10/06 at 102.00          B-          1,027,460
                 Nevada Power Company Project, Series 1996,
                 6.375%, 10/01/36 (Alternative Minimum Tax)

          905   Pima County Industrial Development Authority, Arizona,                1/06 at 101.00         AAA            935,317
                 Lease Obligation Revenue Refunding Bonds, Tucson Electric
                 Power Company, Series 1988A, 7.250%, 7/15/10 -
                 FSA Insured

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Refunding Bonds, Series 2002A:
        2,000    5.125%, 1/01/27                                                      1/12 at 101.00          AA          2,120,520
        1,000    5.000%, 1/01/31                                                      1/12 at 101.00          AA          1,047,610

          530   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00          AA            563,099
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 22.6% (15.6% OF TOTAL INVESTMENTS)

                Arizona Water Infrastructure Finance Authority, Water
                Quality Revenue Bonds, Series 2004A:
        1,825    5.000%, 10/01/19                                                    10/14 at 100.00         AAA          1,971,876
        1,815    5.000%, 10/01/22                                                    10/14 at 100.00         AAA          1,945,190

        1,005   Cottonwood, Arizona, Senior Lien Water System Revenue                 7/14 at 100.00         AAA          1,060,838
                 Bonds, Municipal Property Corporation, Series 2004,
                 5.000%, 7/01/24 - XLCA Insured

        3,500   Glendale, Arizona, Water and Sewer Revenue Bonds,                     7/13 at 100.00         AAA          3,688,125
                 Subordinate Lien, Series 2003, 5.000%, 7/01/28 -
                 AMBAC Insured

          600   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            636,696
                 Lien Water Revenue Bonds, Series 2003,
                 5.000%, 7/01/23 - MBIA Insured

          875   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/14 at 100.00         AAA            930,291
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/24 - MBIA Insured

        1,250   Phoenix Civic Improvement Corporation, Arizona, Junior Lien             No Opt. Call         AAA          1,455,513
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/21 - FGIC Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA          1,576,440
                 Water System Revenue Bonds, Series 2002,
                 5.000%, 7/01/26 - FGIC Insured

        1,325   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA          1,408,593
                 Water System Revenue Bonds, Series 2005,
                 5.000%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      87,298   Total Long-Term Investments (cost $89,316,967) - 145.4%                                                  94,243,171
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                        579,295
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.3)%                                                        (30,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   64,822,466
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
                        Portfolio of
                                INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.6% (3.8% OF TOTAL INVESTMENTS)

$       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00         BBB     $    1,029,420
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/29

          300   Puerto Rico Industrial, Tourist, Educational, Medical                 9/11 at 100.00         BBB            308,715
                 and Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, University of the
                 Sacred Heart, Series 2001, 5.250%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.2% (8.3% OF TOTAL INVESTMENTS)

          550   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00         BBB            620,015
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20

          365   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-            411,286
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

          750   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00          A-            791,835
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

        1,000   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00          A3          1,074,410
                 Hospital Revenue Bonds, Scottsdale Healthcare,
                 Series 2001, 5.800%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.4% (7.8% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Industrial Development Authority, Arizona,            7/09 at 102.00         Aaa          1,020,790
                 Multifamily Housing Revenue Bonds, Whispering Palms
                 Apartments, Series 1999A, 5.900%, 7/01/29 - MBIA Insured

        1,125   Maricopa County Industrial Development Authority, Arizona,           10/11 at 103.00         Aaa          1,196,111
                 Multifamily Housing Revenue Bonds, Syl-Mar Apartments,
                 Series 2001, 5.650%, 4/20/21 (Alternative Minimum Tax)

          275   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa            291,253
                 Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

          205   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            207,847
                 Collateralized Multifamily Housing Revenue Bonds, Park
                 Lee Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.7% (0.5% OF TOTAL INVESTMENTS)

          170   Pima County Industrial Development Authority, Arizona,               11/10 at 101.00         AAA            176,428
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 2001A-4, 5.050%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.2% (1.5% OF TOTAL INVESTMENTS)

          510   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB            514,299
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative
                 Minimum Tax) (Mandatory put 3/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.5% (5.1% OF TOTAL INVESTMENTS)

          180   Maricopa County Union High School District 210, Phoenix,              7/15 at 100.00         AAA            193,016
                 Arizona, General Obligation Bonds, Series 2005B,
                 5.000%, 7/01/23 - MBIA Insured

          500   Tucson, Arizona, General Obligation Bonds, Series 2005,                 No Opt. Call         AAA            540,390
                 5.000%, 7/01/20 - FGIC Insured

        1,020   Tucson, Arizona, General Obligation Refunding Bonds,                  7/07 at 100.00          AA          1,053,558
                 Series 1997, 5.000%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 55.0% (37.3% OF TOTAL INVESTMENTS)

          700   Arizona School Facilities Board, School Improvement Revenue           7/11 at 100.00         AAA            774,081
                 Bonds, Series 2001, 5.500%, 7/01/18

        2,750   Arizona School Facilities Board, School Improvement Revenue           7/14 at 100.00         AAA          3,142,425
                 Bonds, Series 2004A, 5.750%, 7/01/18 - AMBAC Insured

        1,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          1,103,970
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.375%, 7/01/21 - MBIA Insured


                                       25


                        Nuveen Arizona Dividend Advantage Municipal Fund (NFZ) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         100   Centerra Community Facilities District, Goodyear, Arizona,            7/15 at 100.00         N/R     $      100,416
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          197   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            217,248
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

        1,180   Marana Municipal Property Corporation, Arizona, Revenue               7/13 at 100.00         AAA          1,252,169
                 Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured

          900   Phoenix Industrial Development Authority, Arizona, Government         3/12 at 100.00         AAA            982,116
                 Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                 AMBAC Insured

          680   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A            698,503
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        2,675   Tempe, Arizona, Excise Tax Revenue Refunding Bonds,                   7/13 at 100.00         AA+          2,854,626
                 Series 2003, 5.000%, 7/01/21

        1,000   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                7/14 at 100.00         AAA          1,096,530
                 5.250%, 7/01/20 - AMBAC Insured

          305   Tucson Industrial Development Authority, Arizona, Charter             9/14 at 100.00        BBB-            311,152
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A, 6.125%, 9/01/34

          500   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00         N/R            507,750
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 11.7% (7.9% OF TOTAL INVESTMENTS)

        2,000   Maricopa County Industrial Development Authority, Arizona,            6/07 at 102.00        A***          2,161,360
                 Education Revenue Bonds, Horizon Community Learning
                 Center Project, Series 2000, 6.350%, 6/01/26 (Pre-refunded to 6/01/07) - ACA Insured

                Salt River Project Agricultural Improvement and Power
                District, Arizona, Electric System Revenue Refunding Bonds,
                Series 1997A:
          140    5.000%, 1/01/20 (Pre-refunded to 1/01/08)                            1/08 at 101.00       AA***            148,047
          430    5.000%, 1/01/20 (Pre-refunded to 1/01/11)                            1/11 at 100.00       AA***            465,011


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 31.0% (21.1% OF TOTAL INVESTMENTS)

        1,500   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,686,150
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/17

          500   Coconino County, Arizona, Pollution Control Revenue Bonds,           11/05 at 100.00          B-            500,015
                 Nevada Power Company Project, Series 1997B,
                 5.800%, 11/01/32 (Alternative Minimum Tax)

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,128,220
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

          350   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA            375,092
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

                Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series 2005RR:
        1,000    5.000%, 7/01/26 - XLCA Insured                                       7/15 at 100.00         AAA          1,068,940
        1,000    5.000%, 7/01/30 - XLCA Insured                                       7/15 at 100.00         AAA          1,061,420

        1,000   Salt River Project Agricultural Improvement and Power                 1/12 at 101.00          AA          1,095,450
                 District, Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.250%, 1/01/18

          200   Salt River Project Agricultural Improvement and Power                 1/13 at 100.00          AA            212,490
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/22

          235   Salt River Project Agricultural Improvement and Power                 1/08 at 101.00          AA            244,659
                 District, Arizona, Electric System Revenue Refunding Bonds,
                 Series 1997A, 5.000%, 1/01/20


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.9% (6.7% OF TOTAL INVESTMENTS)

$         225   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA     $      238,761
                 Lien Water Revenue Bonds, Series 2003,
                 5.000%, 7/01/23 - MBIA Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA          1,576,440
                 Water System Revenue Bonds, Series 2002,
                 5.000%, 7/01/26 - FGIC Insured

          510   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA            542,174
                 Water System Revenue Bonds, Series 2005,
                 5.000%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      32,527   Total Long-Term Investments (cost $33,361,906) - 147.2%                                                  34,974,588
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                        778,090
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.5)%                                                        (12,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   23,752,678
                ====================================================================================================================

                 FORWARD SWAPS OUTSTANDING AT JULY 31, 2005:
                                                                                NOTIONAL    EFFECTIVE  TERMINATION        UNREALIZED
                                                                                  AMOUNT      DATE(2)         DATE      APPRECIATION
                --------------------------------------------------------------------------------------------------------------------
                Agreement with Morgan Stanley dated June 21, 2005, to pay
                semi-annually the notional amount multiplied by 4.816%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                        $700,000      2/15/06      2/15/36           $18,780

                Agreement with Citigroup dated June 30, 2005, to pay
                semi-annually the notional amount multiplied by 4.699%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                        200,000       2/27/06      2/27/26             6,565
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                             $25,345
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
                        Portfolio of
                                INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.1% (5.5% OF TOTAL INVESTMENTS)

$       1,250   Glendale Industrial Development Authority, Arizona, Revenue           5/11 at 101.00          A-     $    1,344,725
                 Bonds, Midwestern University, Series 2001A, 5.875%, 5/15/31

          320   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00         BBB            330,778
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

                University of Arizona, Certificates of Participation, Series 2002A:
          750    5.500%, 6/01/18 - AMBAC Insured                                      6/12 at 100.00         AAA            830,160
          500    5.125%, 6/01/22 - AMBAC Insured                                      6/12 at 100.00         AAA            533,555

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.8% (10.8% OF TOTAL INVESTMENTS)

          735   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00        Baa3            763,128
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21

          400   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-            450,724
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

          600   Arizona Health Facilities Authority, Revenue Bonds, Blood             4/14 at 100.00          A-            621,528
                 Systems Inc., Series 2004, 5.000%, 4/01/20

        1,375   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00          A-          1,451,698
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

          500   Maricopa County Industrial Development Authority, Arizona,            5/08 at 101.00          AA            527,750
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

        1,000   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00          A3          1,074,410
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31

        1,000   Yavapai County Industrial Development Authority, Arizona,             8/13 at 100.00        Baa2          1,077,950
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.8% (5.3% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Industrial Development Authority, Arizona,           10/11 at 105.00         AAA          1,069,040
                 GNMA Collateralized Multifamily Housing Revenue
                 Refunding Bonds, Pine Ridge, Cambridge Court, Cove
                 on 44th and Fountain Place Apartments, Series 2001A-1,
                 6.000%, 10/20/31

        1,425   Phoenix Industrial Development Authority, Arizona,                    7/12 at 105.00         AAA          1,551,996
                 GNMA Collateralized Multifamily Housing  Revenue Bonds,
                 Summit Apartments, Series 2002, 6.450%, 7/20/32

          325   Phoenix Industrial Development Authority, Arizona,                    4/15 at 100.00         Aaa            329,514
                 GNMA Collateralized Multifamily Housing  Revenue Bonds,
                 Park Lee Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

           80   Pima County Industrial Development Authority, Arizona,               11/10 at 101.00         AAA             82,879
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 2001A-1, 5.350%, 11/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)

          810   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB            816,828
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative
                 Minimum Tax) (Mandatory put 3/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 36.1% (24.5% OF TOTAL INVESTMENTS)

        1,725   Chandler, Arizona, General Obligation Bonds, Series 2002,             7/12 at 100.00         AA+          1,852,736
                 5.000%, 7/01/17

        1,000   Gilbert, Arizona, General Obligation Bonds, Series 2002A,             7/11 at 100.00         AAA          1,071,230
                 5.000%, 7/01/18 - AMBAC Insured

                Maricopa County School District 6, Arizona, General
                Obligation Refunding Bonds, Washington Elementary School,
                Series 2002A:
        1,000    5.375%, 7/01/15 - FSA Insured                                          No Opt. Call         AAA          1,135,790
        1,000    5.375%, 7/01/16 - FSA Insured                                          No Opt. Call         AAA          1,141,130


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,165   Maricopa County Unified School District 69, Paradise Valley,            No Opt. Call         AAA     $    1,302,528
                 Arizona, General Obligation Refunding Bonds, Series 2002A,
                 5.250%, 7/01/14 - FGIC Insured

          285   Maricopa County Union High School District 210, Phoenix,              7/15 at 100.00         AAA            305,608
                 Arizona, General Obligation Bonds,  Series 2005B,
                 5.000%, 7/01/23 - MBIA Insured

        1,000   Mesa, Arizona, General Obligation Bonds, Series 2000,                   No Opt. Call         AAA          1,161,790
                 6.500%, 7/01/11 - FGIC Insured

        1,405   Mesa, Arizona, General Obligation Bonds, Series 2002,                   No Opt. Call         AAA          1,595,785
                5.375%, 7/01/15 - FGIC Insured

                Phoenix, Arizona, Various Purpose General Obligation Bonds,
                Series 2002B:
        1,700    5.000%, 7/01/22                                                      7/12 at 100.00         AA+          1,810,313
          500    5.000%, 7/01/27                                                      7/12 at 100.00         AA+            524,560

        1,000   Pinal County Unified School District 43, Apache Junction,               No Opt. Call         AAA          1,162,150
                 Arizona, General Obligation Refunding Bonds, Series 2001,
                 5.750%, 7/01/15 - FGIC Insured

          510   Scottsdale, Arizona, General Obligation Bonds, Series 2002,           7/11 at 100.00         N/R            540,779
                 5.000%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 39.0% (26.5% OF TOTAL INVESTMENTS)

                Arizona State, Certificates of Participation, Series 2002A:
          750    5.000%, 11/01/17 - MBIA Insured                                      5/12 at 100.00         AAA            803,693
        1,000    5.000%, 11/01/18 - MBIA Insured                                      5/12 at 100.00         AAA          1,068,510
          500    5.000%, 11/01/20 - MBIA Insured                                      5/12 at 100.00         AAA            530,805

          140   Centerra Community Facilities District, Goodyear, Arizona,            7/15 at 100.00         N/R            140,582
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          312   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            344,067
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

          670   Goodyear Community Facilities Utility District 1, Arizona,            7/13 at 100.00           A            693,685
                 General Obligation Bonds, Series 2003, 5.350%, 7/15/28 -
                 ACA Insured

        1,000   Maricopa County Public Finance Authority, Arizona, Lease              7/11 at 100.00         Aaa          1,101,900
                 Revenue Bonds, Series 2001, 5.500%, 7/01/15 -
                 AMBAC Insured

                Maricopa County Stadium District, Arizona, Revenue Refunding
                Bonds, Series 2002:
          840    5.375%, 6/01/18 - AMBAC Insured                                      6/12 at 100.00         Aaa            924,017
        2,645    5.375%, 6/01/19 - AMBAC Insured                                      6/12 at 100.00         Aaa          2,909,553

        1,500   Phoenix Industrial Development Authority, Arizona, Government         3/12 at 100.00         AAA          1,636,860
                 Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                 AMBAC Insured

          460   Pima County Industrial Development Authority, Arizona,               12/14 at 100.00        BBB-            472,066
                 Charter School Revenue Bonds, Noah Webster Basic Schools
                 Inc., Series 2004, 6.000%, 12/15/24

        1,070   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A          1,099,115
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00         BBB          1,050,130
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24

          480   Tucson Industrial Development Authority, Arizona,                     9/14 at 100.00        BBB-            489,682
                 Charter School Revenue Bonds, Arizona Agribusiness and
                 Equine Center Charter School, Series 2004A,
                 6.125%, 9/01/34

          750   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00         N/R            761,625
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          640   Yuma Municipal Property Corporation, Arizona, Municipal               7/10 at 100.00         AAA            676,224
                 Facilities Tax Revenue Bonds, Series 2001, 5.000%, 7/01/21 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5% (3.8% OF TOTAL INVESTMENTS)

        1,000   Phoenix Civic Improvement Corporation, Arizona, Senior                7/08 at 101.00         AAA          1,031,580
                 Lien Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25 -
                 FSA Insured

        1,000   Phoenix, Arizona, Civic Improvement Corporation, Senior               7/12 at 100.00         AAA          1,050,820
                 Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/27
                 (Alternative Minimum Tax) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 14.7% (10.0% OF TOTAL INVESTMENTS)

        1,000   Arizona State Transportation Board, Highway Revenue Bonds,            7/12 at 100.00         AAA          1,106,400
                 Series 2002B, 5.250%, 7/01/21 (Pre-refunded to 7/01/12)

          715   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA            812,884
                 5.750%, 7/01/27 (Pre-refunded to 7/01/12) - FGIC Insured


                                       29


                        Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$         300   Maricopa County Unified School District 89, Dysart, Arizona,          7/14 at 100.00         AAA     $      335,901
                 General Obligation Bonds, Series 2004B, 5.250%, 7/01/20
                 (Pre-refunded to 7/01/14) - FSA Insured

        1,000   Mesa Industrial Development Authority, Arizona, Revenue               1/10 at 101.00         AAA          1,105,960
                 Bonds, Discovery Health System, Series 1999A,
                 5.625%, 1/01/29 (Pre-refunded to 1/01/10) - MBIA Insured

        1,000   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,             7/14 at 100.00         AAA          1,110,230
                 Series 2004, 5.125%, 7/01/23 (Pre-refunded to 7/01/14) -
                 FSA Insured

          990   Scottsdale, Arizona, General Obligation Bonds, Series 2002,           7/11 at 100.00         AAA          1,076,229
                 5.000%, 7/01/24 (Pre-refunded to 7/01/11)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0% (4.8% OF TOTAL INVESTMENTS)

        1,115   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,244,808
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

        1,000   Mesa, Arizona, Utility System Revenue Bonds, Series 2002,             7/11 at 100.00         AAA          1,062,530
                 5.000%, 7/01/20 - FGIC Insured

          320   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00          AA            339,984
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.8% (7.3% OF TOTAL INVESTMENTS)

          500   Maricopa County Industrial Development Authority, Arizona,           12/07 at 102.00         AAA            528,900
                 Water System Improvement Revenue Bonds, Chaparral City
                 Water Company, Series 1997A, 5.400%, 12/01/22 (Alternative
                 Minimum Tax) - AMBAC Insured

          360   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            382,018
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien             No Opt. Call         AAA          1,167,600
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/22 - FGIC Insured

          805   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA            855,786
                 Water System Revenue Bonds, Series 2005,
                 5.000%, 7/01/29 - MBIA Insured

        1,000   Tucson, Arizona, Water System Revenue Refunding Bonds,                7/12 at 102.00         AAA          1,124,920
                 Series 2002, 5.500%, 7/01/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      51,222   Total Long-Term Investments (cost $52,346,791) - 147.2%                                                  55,500,126
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                        704,218
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.1)%                                                        (18,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   37,704,344
                ====================================================================================================================

                FORWARD SWAPS OUTSTANDING AT JULY 31, 2005:
                                                                                NOTIONAL    EFFECTIVE  TERMINATION        UNREALIZED
                                                                                  AMOUNT      DATE(2)         DATE      APPRECIATION
                --------------------------------------------------------------------------------------------------------------------
                Agreement with JPMorgan dated June 21, 2005, to pay
                semi-annually the notional amount multiplied by 4.833%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                        $500,000      2/09/06      2/09/36           $12,078

                Agreement with Morgan Stanley dated June 21, 2005, to pay
                semi-annually the notional amount multiplied by 4.816%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                         700,000      2/15/06      2/15/36            18,780

                Agreement with Citigroup dated June 30, 2005, to pay
                semi-annually the notional amount multiplied by 4.699%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                         600,000      2/27/06      2/27/26            19,698
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                             $50,556
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
                        Portfolio of
                                INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.2% (2.8% OF TOTAL INVESTMENTS)

$       1,835   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,897,023
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.6% (9.0% OF TOTAL INVESTMENTS)

        1,250   Arizona State University, System Revenue Bonds, Series 2005,          7/15 at 100.00         AAA          1,346,725
                 5.000%, 7/01/20 - AMBAC Insured

        1,000   Arizona Student Loan Acquisition Authority, Student Loan             11/09 at 102.00         Aaa          1,078,140
                 Revenue Refunding Bonds, Senior Series 1999A-1,
                 5.750%, 5/01/15 (Alternative Minimum Tax)

        1,130   Energy Management Services LLC, Arizona State University,             7/12 at 100.00         AAA          1,235,712
                 Energy Conservation Revenue Bonds, Main Campus Project,
                 Series 2002, 5.250%, 7/01/18 - MBIA Insured

          270   Glendale Industrial Development Authority, Arizona, Revenue           5/08 at 101.00          A-            279,115
                 Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

        2,000   University of Arizona, Certificates of Participation, Series 2002B,   6/12 at 100.00         AAA          2,144,480
                 5.125%, 6/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.1% (14.7% OF TOTAL INVESTMENTS)

                Arizona Health Facilities Authority, Hospital System Revenue
                Bonds, Phoenix Children's Hospital, Series 1999A:
          750    6.125%, 11/15/22                                                    11/09 at 100.00        Baa3            764,198
          520    6.250%, 11/15/29                                                    11/09 at 100.00        Baa3            531,794

        1,000   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00         BBB          1,127,300
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20

          300   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-            338,043
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

          625   Arizona Health Facilities Authority, Revenue Bonds, Blood             4/14 at 100.00          A-            647,425
                 Systems Inc., Series 2004, 5.000%, 4/01/20

        1,825   Maricopa County Industrial Development Authority, Arizona,            7/14 at 100.00          A-          1,926,799
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

        2,000   Maricopa County Industrial Development Authority, Arizona,            5/08 at 101.00          AA          2,111,000
                 Hospital Revenue Bonds, Mayo Clinic Hospital,
                 Series 1998, 5.250%, 11/15/37

        1,250   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00          A3          1,343,013
                 Hospital Revenue Bonds, Scottsdale Healthcare,
                 Series 2001, 5.800%, 12/01/31

        1,000   Yavapai County Industrial Development Authority, Arizona,             8/13 at 100.00        Baa2          1,077,950
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.5% (3.0% OF TOTAL INVESTMENTS)

        1,545   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa          1,638,117
                 Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001, 5.600%, 6/20/21
                 (Alternative Minimum Tax)

          380   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa            385,278
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.1% (1.5% OF TOTAL INVESTMENTS)

          945   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB            952,966
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative
                 Minimum Tax) (Mandatory put 3/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 19.5% (13.0% OF TOTAL INVESTMENTS)

          660   Chandler, Arizona, General Obligation Bonds, Series 2002,             7/12 at 100.00         AA+            707,124
                 5.000%, 7/01/18

        2,250   DC Ranch Community Facilities District, Scottsdale, Arizona,          7/13 at 100.00         Aaa          2,373,030
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 AMBAC Insured


                                       31


                        Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,930   Glendale, Arizona, General Obligation Refunding Bonds,                7/11 at 100.00          AA     $    2,062,610
                 Series 2002, 5.000%, 7/01/19

        1,000   Maricopa County Unified School District 11, Peoria, Arizona,            No Opt. Call         AAA          1,100,570
                 General Obligation Refunding Bonds, Series 2002,
                 5.000%, 7/01/15 - FSA Insured

        1,575   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,691,550
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/20 - FSA Insured

          330   Maricopa County Union High School District 210, Phoenix,              7/15 at 100.00         AAA            353,862
                 Arizona, General Obligation Bonds, Series 2005B,
                 5.000%, 7/01/23 - MBIA Insured

          440   Tucson, Arizona, General Obligation Bonds, Series 2001B,              7/11 at 100.00          AA            467,513
                 5.000%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 41.7% (27.7% OF TOTAL INVESTMENTS)

        2,000   Arizona School Facilities Board, School Improvement Revenue           7/12 at 100.00         AAA          2,185,180
                 Bonds, Series 2002, 5.250%, 7/01/20

        3,000   Arizona State Transportation Board, Highway Revenue                   7/12 at 102.00         AAA          3,332,250
                 Refunding Bonds, Series 2002A, 5.250%, 7/01/18

        2,660   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          2,940,364
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.375%, 7/01/20 - MBIA Insured

          160   Centerra Community Facilities District, Goodyear, Arizona,            7/15 at 100.00         N/R            160,666
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          364   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            401,412
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

          800   Goodyear Community Facilities Utility District 1, Arizona,            7/13 at 100.00           A            828,280
                 General Obligation Bonds, Series 2003, 5.350%, 7/15/28 -
                 ACA Insured

        2,000   Mohave County, Arizona, Certificates of Participation,                7/14 at 100.00         AAA          2,186,760
                 Series 2004, 5.250%, 7/01/19 - AMBAC Insured

          540   Pima County Industrial Development Authority, Arizona,               12/14 at 100.00        BBB-            554,164
                 Charter School Revenue Bonds, Noah Webster Basic Schools
                 Inc., Series 2004, 6.000%, 12/15/24

        1,250   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A          1,284,013
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        2,770   Tempe, Arizona, Excise Tax Revenue Refunding Bonds,                   7/13 at 100.00         AA+          2,946,726
                 Series 2003, 5.000%, 7/01/22

          565   Tucson Industrial Development Authority, Arizona,                     9/14 at 100.00        BBB-            576,396
                 Charter School Revenue Bonds, Arizona Agribusiness and
                 Equine Center Charter School, Series 2004A, 6.125%, 9/01/34

        1,250   Vistancia Community Facilities District, Arizona, Restricted          7/15 at 100.00         N/R          1,269,375
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.5% (9.0% OF TOTAL INVESTMENTS)

                Phoenix, Arizona, Civic Improvement Corporation, Senior
                Lien Airport Revenue Bonds, Series 2002B:
        1,000    5.750%, 7/01/16 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          1,106,460
        2,300    5.250%, 7/01/21 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          2,427,420

        2,450   Tucson Airport Authority Inc., Arizona, Revenue Refunding             6/11 at 100.00         AAA          2,530,556
                 Bonds, Series 2001B, 5.000%, 6/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 6.9% (4.6% OF TOTAL INVESTMENTS)

        1,000   Arizona State Transportation Board, Highway Revenue Bonds,            7/12 at 100.00         AAA          1,106,400
                 Series 2002B, 5.250%, 7/01/22 (Pre-refunded to 7/01/12)

        1,760   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA          2,000,944
                 5.750%, 7/01/27 (Pre-refunded to 7/01/12) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.1% (6.7% OF TOTAL INVESTMENTS)

        1,250   Maricopa County Pollution Control Corporation, Arizona,              11/12 at 100.00         AAA          1,306,150
                 Revenue Bonds, Arizona Public Service Company -
                 Palo Verde Project, Series 2002A, 5.050%, 5/01/29 -
                 AMBAC Insured

        1,660   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          1,774,440
                 Series 2005RR, 5.000%, 7/01/26 - XLCA Insured

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Bonds, Series 2002B:
          360    5.000%, 1/01/22                                                      1/13 at 100.00          AA            382,482
        1,000    5.000%, 1/01/31                                                      1/13 at 100.00          AA          1,047,610


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.9% (8.0% OF TOTAL INVESTMENTS)

$         650   Arizona Water Infrastructure Finance Authority, Water Quality        10/14 at 100.00         AAA     $      696,625
                 Revenue Bonds, Series 2004A, 5.000%, 10/01/22

          405   Oro Valley Municipal Property Corporation, Arizona,                   7/13 at 100.00         AAA            429,770
                 Senior Lien Water Revenue Bonds, Series 2003,
                 5.000%, 7/01/23 - MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior                7/11 at 100.00         AAA          1,069,650
                 Lien Wastewater System Revenue Refunding Bonds,
                 Series 2001, 5.125%, 7/01/21 - FGIC Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Junior                7/12 at 100.00         AAA          2,142,800
                 Lien Water System Revenue Bonds, Series 2002,
                 5.000%, 7/01/18 - FGIC Insured

          955   Phoenix Civic Improvement Corporation, Arizona, Junior                7/15 at 100.00         AAA          1,015,249
                 Lien Water System Revenue Bonds, Series 2005,
                 5.000%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      62,959   Total Long-Term Investments (cost $64,921,181) - 150.1%                                                  67,283,479
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.0)%                                                                     (454,163)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.1)%                                                        (22,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   44,829,316
                ====================================================================================================================

                FORWARD SWAPS OUTSTANDING AT JULY 31, 2005:
                                                                                NOTIONAL    EFFECTIVE  TERMINATION        UNREALIZED
                                                                                  AMOUNT      DATE(2)         DATE      APPRECIATION
                --------------------------------------------------------------------------------------------------------------------
                Agreement with JPMorgan dated June 21, 2005, to pay
                semi-annually the notional amount multiplied by 4.833%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                      $  800,000      2/09/06      2/09/36          $19,325

                Agreement with Morgan Stanley dated June 21, 2005, to pay
                semi-annually the notional amount multiplied by 4.816%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                       1,600,000      2/15/06      2/15/36           42,925

                Agreement with Citigroup dated June 30, 2005, to pay
                semi-annually the notional amount multiplied by 4.699%
                (annualized) and receive quarterly the notional amount
                multiplied by the three-month USD-LIBOR (United States
                Dollar-London Inter-Bank Offered Rates).                         500,000      2/27/06      2/27/26           16,415
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                            $78,665
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Texas Quality Income Municipal Fund (NTX)
                        Portfolio of
                                INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.9% (1.4% OF TOTAL INVESTMENTS)

$       2,750   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,842,950
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.5% (8.7% OF TOTAL INVESTMENTS)

        1,000   Raven Hills Higher Education Corporation, Texas, Student              8/11 at 100.00         Aaa          1,074,980
                 Housing Revenue Bonds, Lamar University - Cardinal Village
                 LLC, Series 2001A, 5.250%, 8/01/24 - MBIA Insured

                Texas Public Finance Authority, Revenue Bonds, Texas Southern
                University Financing System, Series 2003:
        1,710    5.000%, 5/01/18 - FGIC Insured                                       5/13 at 100.00         Aaa          1,834,026
        1,795    5.000%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         Aaa          1,915,301
        1,885    5.000%, 5/01/20 - FGIC Insured                                       5/13 at 100.00         Aaa          2,007,186

        2,000   Texas State University System, Financing Revenue Refunding            3/12 at 100.00         AAA          2,121,800
                 Bonds, Series 2002, 5.000%, 3/15/20 - FSA Insured

        1,665   Texas State University System, Financing Revenue Bonds,               9/14 at 100.00         AAA          1,759,222
                 Series 2004, 5.000%, 3/15/24 - FSA Insured

        2,330   Universal City Education Facilities Corporation, Texas, Revenue       3/11 at 102.00          A-          2,458,313
                 Bonds, Wayland Baptist University Project, Series 2001,
                 5.625%, 3/01/26

        5,000   University of North Texas, Financing System Revenue Bonds,            4/12 at 100.00         AAA          5,241,950
                 Series 2001, 5.000%, 4/15/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.1% (1.4% OF TOTAL INVESTMENTS)

        3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/08 at 102.00        BBB-          3,046,110
                 Revenue Bonds, Valero Energy Corporation Project,
                 Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 24.2% (16.7% OF TOTAL INVESTMENTS)

        3,500   Abilene Health Facilities Development Corporation, Texas,             9/05 at 102.00         AAA          3,579,135
                 Hospital Revenue Refunding and Improvement Bonds,
                 Hendrick Medical Center Project, Series 1995C,
                 6.150%, 9/01/25 - MBIA Insured

                Brazoria County Health Facilities Development Corporation,
                Texas, Revenue Bonds, Brazosport
                Memorial Hospital, Series 2004:
        1,745    5.250%, 7/01/20 - RAAI Insured                                       7/14 at 100.00          AA          1,848,130
        1,835    5.250%, 7/01/21 - RAAI Insured                                       7/14 at 100.00          AA          1,939,301

                Gregg County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Good Shepherd Medical Center Project,
                Series 2000:
        2,000    6.875%, 10/01/20 - RAAI Insured                                     10/10 at 101.00          AA          2,297,060
        3,250    6.375%, 10/01/25 - RAAI Insured                                           at 101.00          AA          3,657,193

        1,500   Harris County Health Facilities Development Corporation,              8/11 at 100.00         AA-          1,592,835
                 Texas, Revenue Bonds, St. Luke's Episcopal Hospital,
                 Series 2001A, 5.500%, 2/15/21

        2,000   Harris County Health Facilities Development Corporation,              6/11 at 101.00           A          2,204,340
                 Texas, Hospital Revenue Bonds, Memorial Hermann
                 Healthcare System, Series 2001A, 6.375%, 6/01/29

        5,750   Midland County Hospital District, Texas, Hospital Revenue               No Opt. Call         BBB          4,119,875
                 Bonds, Series 1992, 0.000%, 6/01/11

        2,000   North Central Texas Health Facilities Development                     5/11 at 100.00         AA-          2,061,980
                 Corporation, Hospital Revenue Bonds, Baylor Healthcare
                 System, Series 2001A, 5.125%, 5/15/29

        1,760   Parker County Hospital District, Texas, Hospital Revenue              8/09 at 102.00          BB          1,865,178
                 Bonds, Campbell Health System, Series 1999,
                 6.250%, 8/15/19

        2,000   Richardson Hospital Authority, Texas, Revenue Bonds,                 12/13 at 100.00         BBB          2,142,620
                 Richardson Regional Medical Center, Series 2004,
                 5.875%, 12/01/24

        1,050   Tarrant County Health Facilities Development Corporation,            11/08 at 101.00          A+          1,085,364
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 1998, 5.375%, 11/15/20


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,500   Tarrant County Health Facilities Development Corporation,            11/10 at 101.00          A+     $    3,885,630
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 2000, 6.625%, 11/15/20

        2,000   Tom Green County Health Facilities Development Corporation,           5/11 at 101.00        Baa3          2,168,140
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 6.750%, 5/15/21

        1,000   Tyler Health Facilities Development Corporation, Texas,               7/12 at 100.00        Baa1          1,063,870
                 Hospital Revenue Bonds, Mother Frances Hospital Regional
                 Healthcare Center, Series 2001, 6.000%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.7% (3.9% OF TOTAL INVESTMENTS)

                Bexar County Housing Finance Corporation, Texas, Insured
                Multifamily Housing Revenue Bonds, Waters at Northern Hills
                Apartments Project, Series 2001A:
        2,000    6.000%, 8/01/31 - MBIA Insured                                       8/11 at 102.00         Aaa          2,054,340
          750    6.050%, 8/01/36 - MBIA Insured                                       8/11 at 102.00         Aaa            770,378

                Grand Prairie Housing Finance Corporation, Texas, GNMA
                Multifamily Housing Revenue Bonds, Landings of Carrier Project,
                Series 2000A:
        1,000    6.650%, 9/20/22                                                      9/10 at 105.00         AAA          1,103,870
        2,030    6.750%, 9/20/28                                                      9/10 at 105.00         AAA          2,240,308

        2,064   Houston Housing Finance Corporation, Texas, GNMA                      9/11 at 105.00         Aaa          2,198,593
                 Collateralized Mortgage Multifamily Housing Revenue Bonds,
                 RRG Apartments Project, Series 2001, 6.250%, 9/20/35


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.3% (3.6% OF TOTAL INVESTMENTS)

        2,800   El Paso Housing Finance Corporation, Texas, GNMA                      4/11 at 106.75         AAA          2,967,916
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 2001A-3, 6.180%, 4/01/33

          175   Galveston Property Finance Authority Inc., Texas, Single              9/05 at 100.00          A3            175,558
                 Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

           90   Houston Housing Finance Corporation, Texas, Single Family            12/05 at 100.00         AAA             91,504
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 5.950%, 12/01/10 - FSA Insured

        1,305   Texas Department of Housing, Single Family Mortgage                   9/06 at 102.00         AAA          1,354,995
                 Revenue Bonds, Series 1996E, 6.000%, 9/01/17 -
                 MBIA Insured

        2,905   Texas Department of Housing and Community Affairs,                    3/12 at 100.00         AAA          3,021,868
                 Single Family Mortgage Bonds, Series 2002B,
                 5.550%, 9/01/33 (Alternative Minimum Tax) - MBIA Insured

          110   Victoria Housing Finance Corporation, Texas, FNMA Single                No Opt. Call         Aaa            110,493
                 Family Mortgage Revenue Refunding Bonds, Series 1995,
                 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.4% (5.1% OF TOTAL INVESTMENTS)

                Bell County Health Facilities Development Corporation, Texas,
                Retirement Facility Revenue Bonds, Buckner Retirement
                Services Inc. Obligated Group, Series 1998:
        3,400    5.250%, 11/15/19                                                    11/08 at 101.00          A-          3,491,256
        5,000    5.250%, 11/15/28                                                    11/08 at 101.00          A-          5,081,550

        2,000   Tarrant County Health Facilities Development Corporation,             1/08 at 105.00         AAA          2,213,280
                 Texas, Tax-Exempt Mortgage Revenue Bonds, South
                 Central Nursing Homes Inc., Series 1997A,
                 6.000%, 1/01/37 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 4.4% (3.0% OF TOTAL INVESTMENTS)

        3,000   Cass County Industrial Development Corporation, Texas,                3/10 at 101.00         BBB          3,277,560
                 Environmental Improvement Revenue Bonds, International
                 Paper Company, Series 2000A, 6.600%, 3/15/24 (Alternative
                 Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and                   4/06 at 102.00         AA-          3,114,510
                 Solid Waste Disposal Facility Bonds, E.I. DuPont de Nemours
                 and Company Project, Series 1996, 6.400%, 4/01/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 40.7% (28.1% OF TOTAL INVESTMENTS)

                Bexar County, Texas, Combined Tax and Revenue Certificates
                of Obligation, Series 2004:
        1,235    5.000%, 6/15/17                                                      6/14 at 100.00          AA          1,325,995
        1,295    5.000%, 6/15/18                                                      6/14 at 100.00          AA          1,384,420
        1,260    5.000%, 6/15/19                                                      6/14 at 100.00          AA          1,343,135

        4,130   Coppell Independent School District, Dallas County, Texas,             8/09 at 75.34         AAA          2,680,866
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14 - MBIA Insured


                                       35


                        Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,275   Copperas Cove, Texas, Certificates of Obligation, Series 2003,        8/12 at 100.00         AAA     $    1,340,267
                 5.000%, 8/15/23 - MBIA Insured

        2,305   Corpus Christi, Texas, Combination Tax and Municipal Hotel            9/12 at 100.00         AAA          2,544,927
                 Occupancy Tax Revenue Certificates of Obligation,
                 Series 2002, 5.500%, 9/01/21 - FSA Insured

        2,595   Denton County, Texas, Permanent Improvement General                   7/12 at 100.00          AA          2,722,337
                 Obligation Bonds, Series 2005, 5.000%, 7/15/25

        5,000   Dickinson Independent School District, Galveston County,              2/15 at 100.00         AAA          5,249,550
                 Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/30

        1,750   El Paso County, Texas, Certificates of Obligation,                    2/12 at 100.00         AAA          1,849,138
                Series 2001, 5.000%, 2/15/21 - FSA Insured

                Fort Bend County Municipal Utility District 25, Texas, General
                Obligation Bonds, Series 2005:
        1,330    5.000%, 10/01/26 - FGIC Insured                                     10/12 at 100.00         AAA          1,383,945
        1,320    5.000%, 10/01/27 - FGIC Insured                                     10/12 at 100.00         AAA          1,372,708

                Houston Community College, Texas, Limited Tax General
                Obligation Bonds, Series 2003:
        2,500    5.000%, 2/15/20 - AMBAC Insured                                      2/13 at 100.00         AAA          2,660,375
        2,235    5.000%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          2,369,703

        1,500   Judson Independent School District, Bexar County, Texas,              2/11 at 100.00         Aaa          1,605,600
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/01/21

        2,600   Klein Independent School District, Harris County, Texas,              8/09 at 100.00         AAA          2,746,068
                 Unlimited Tax Schoolhouse Bonds, Series 1999A,
                 5.000%, 8/01/18

        5,220   Leander Independent School District, Williamson and                    8/09 at 46.74         AAA          2,045,875
                 Travis Counties, Texas, Unlimited Tax School Building and
                 Refunding Bonds, Series 2000, 0.000%, 8/15/21

        1,000   Mansfield Independent School District, Tarrant County, Texas,         2/14 at 100.00         AAA          1,061,710
                 General Obligation Bonds, Series 2004, 5.000%, 2/15/20

                Mercedes Independent School District, Hidalgo County, Texas,
                General Obligation Bonds, Series 2005:
        2,020    5.000%, 8/15/22                                                      8/15 at 100.00         AAA          2,152,128
        1,010    5.000%, 8/15/23                                                      8/15 at 100.00         AAA          1,073,509

        1,545   Montgomery County, Texas, General Obligation Refunding                 9/07 at 72.39         AAA          1,039,383
                 Bonds, Series 1997, 0.000%, 3/01/14 - MBIA Insured

          925   Northside Independent School District, Bexar County,                  8/10 at 100.00         AAA          1,022,162
                 Texas, Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

        1,255   Pasadena, Texas, Certificates of Obligation, Series 2002,             4/11 at 100.00         AAA          1,334,918
                 5.125%, 4/01/24 - FGIC Insured

          500   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         BBB            573,975
                 Bonds, Series 2001A, 5.500%, 7/01/29

                Roma Independent School District, Texas, General Obligation
                Bonds, Series 2005:
        1,110    5.000%, 8/15/22                                                      8/15 at 100.00         AAA          1,182,605
        1,165    5.000%, 8/15/23 - FSA Insured                                        8/15 at 100.00         AAA          1,238,255

        1,440   South Texas Community College District, General Obligation            8/12 at 100.00         AAA          1,598,947
                 Bonds, Series 2002, 5.500%, 8/15/17 - AMBAC Insured

        1,250   Southside Independent School District, Bexar County, Texas,           8/14 at 100.00         Aaa          1,325,063
                 General Obligation Bonds, Series 2004A, 5.000%, 8/15/22

        1,140   Sunnyvale School District, Texas, General Obligation Bonds,           2/14 at 100.00         AAA          1,228,145
                 Series 2004, 5.250%, 2/15/25

        2,000   Texas, General Obligation Bonds, Water Financial Assistance           8/11 at 100.00         Aa1          2,152,180
                 Program, Series 2001, 5.250%, 8/01/23

        1,500   Texas, General Obligation Refunding Bonds, Public Finance            10/12 at 100.00         Aa1          1,598,910
                 Authority, Series 2002, 5.000%, 10/01/18

        5,290   Weslaco Independent School District, Hidalgo County, Texas,           2/10 at 100.00         Aaa          5,687,120
                 General Obligation School Building Bonds, Series 2000,
                 5.500%, 2/15/25

                West Texas Independent School District, McLennan and
                Hill Counties, General Obligation Refunding Bonds, Series 1998:
        1,000    0.000%, 8/15/22                                                       8/13 at 61.20         AAA            416,910
        1,000    0.000%, 8/15/24                                                       8/13 at 54.88         AAA            371,480


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.9% (4.7% OF TOTAL INVESTMENTS)

$       4,500   Austin, Texas, Subordinate Lien Hotel Occupancy Tax Revenue          11/09 at 100.00         AAA     $    4,903,470
                 Refunding Bonds, Series 1999, 5.800%, 11/15/29 -
                 AMBAC Insured

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,376,788
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/22 -
                 MBIA Insured

        2,685   San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds,                8/06 at 102.00         AAA          2,805,395
                 Henry B. Gonzalez Convention Center Project, Series 1996,
                 5.700%, 8/15/26 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.9% (4.1% OF TOTAL INVESTMENTS)

        1,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,              11/13 at 100.00         AAA          1,088,540
                 Series 2003, 5.250%, 11/15/16 - MBIA Insured

        3,260   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          3,449,406
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/22 - FGIC Insured

        2,600   Dallas-Ft. Worth International Airport Facility Improvement          11/09 at 101.00        Caa2          2,007,798
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        2,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          2,149,840
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 11.1% (7.7% OF TOTAL INVESTMENTS)

          130   Abilene Housing Development Corporation, Texas,                         No Opt. Call      N/R***            138,441
                 Section 8 First Lien Revenue Bonds, Abilene East Apartments,
                 Series 1978, 7.000%, 7/01/08

          460   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            489,753
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   Harlingen Independent School District, Cameron County, Texas,         8/09 at 100.00         AAA          2,186,940
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.650%, 8/15/29 (Pre-refunded to 8/15/09)

        1,000   Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,                  3/09 at 100.00         AAA          1,074,150
                 Series 2001, 5.300%, 3/15/26 (Pre-refunded to 3/15/09) -
                 FGIC Insured

        1,000   North Central Texas Health Facilities Development Corporation,          No Opt. Call         AAA          1,174,560
                 Hospital Revenue Bonds, Presbyterian Healthcare System,
                 Series 1996B, 5.750%, 6/01/26 - MBIA Insured

        1,075   Northside Independent School District, Bexar County, Texas,           8/10 at 100.00         AAA          1,205,301
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25 (Pre-refunded to 8/15/10)

        2,500   Retama Development Corporation, Texas, Special Facilities            12/17 at 100.00         AAA          3,366,150
                 Revenue Bonds, Retama Park Racetrack, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded to 12/15/17)

        1,750   San Antonio, Texas, Electric and Gas System Revenue                   2/12 at 100.00         AAA          1,923,618
                 Refunding Bonds, Series 2002, 5.375%, 2/01/20
                 (Pre-refunded to 2/01/12)

          665   San Antonio, Texas, Water System Revenue Refunding Bonds,               No Opt. Call         AAA            741,276
                 Series 1992, 6.500%, 5/15/10 - MBIA Insured

        1,795   United Independent School District, Webb County, Texas,               8/12 at 100.00         AAA          1,999,935
                 Unlimited Tax School Building Bonds, Series 2000,
                 5.375%, 8/15/18 (Pre-refunded to 8/15/12)

        1,800   Williamson County, Texas, General Obligation Bonds,                   2/12 at 100.00         AAA          2,007,792
                 Series 2002, 5.500%, 2/15/16 (Pre-refunded to 2/15/12) -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.9% (4.1% OF TOTAL INVESTMENTS)

        2,560   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          3,039,718
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax) (a)

        2,400   Brazos River Authority, Texas, Revenue Bonds, Reliant                 4/09 at 101.00        BBB-          2,497,608
                 Energy Inc., Series 1999A, 5.375%, 4/01/19

        2,000   Harris County Health Facilities Development Corporation,              2/10 at 100.00         AAA          2,150,520
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2000, 5.750%, 2/15/15 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,000   Matagorda County Navigation District 1, Texas, Revenue                5/09 at 101.00        BBB-          1,017,650
                 Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                 (Alternative Minimum Tax)


                                       37


                        Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                             Portfolio of INVESTMENTS July 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.8% (7.5% OF TOTAL INVESTMENTS)

                Coastal Water Authority, Texas, Contract Revenue Bonds,
                Houston Water Projects, Series 2004:
$       1,005    5.000%, 12/15/20 - FGIC Insured                                     12/14 at 100.00         AAA     $    1,071,963
        1,030    5.000%, 12/15/21 - FGIC Insured                                     12/14 at 100.00         AAA          1,096,157

        3,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          3,246,630
                 Bonds, Series 2004A, 5.250%, 5/15/23 - FGIC Insured

        3,500   Houston, Texas, Junior Lien Water and Sewerage System                12/11 at 100.00         AAA          3,870,580
                 Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/17 -
                 FSA Insured

                Irving, Texas, Subordinate Lien Waterworks and Sewerage
                Revenue Bonds, Series 2004:
        1,680    5.000%, 8/15/22 - AMBAC Insured                                      8/14 at 100.00         AAA          1,780,884
        1,760    5.000%, 8/15/23 - AMBAC Insured                                      8/14 at 100.00         AAA          1,861,620

        1,260   Rowlett, Rockwall and Dallas Counties, Texas, Waterworks              3/14 at 100.00         AAA          1,332,475
                 and Sewerage System Revenue Bonds, Series 2004A,
                 5.000%, 3/01/22 - MBIA Insured

        1,500   Texas Water Development Board, Senior Lien State Revolving            7/09 at 100.00         AAA          1,604,310
                 Fund Revenue Bonds, Series 1999A, 5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     207,519   Total Long-Term Investments (cost $200,074,850) - 144.8%                                                212,422,045
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      3,295,786
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.0)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  146,717,831
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES July 31, 2005
                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                        (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $89,316,967,
   $33,361,906, $52,346,791, $64,921,181,
   and $200,074,850, respectively)                $94,243,171       $34,974,588      $55,500,126       $67,283,479     $212,422,045
Cash                                                    7,386           467,381          235,135                --          200,794
Forward swaps, at value                                    --            25,345           50,556            78,665               --
Interest receivable                                   653,382           301,256          441,827           487,008        3,265,655
Other assets                                           10,199             5,869            7,576             2,642            6,867
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 94,914,138        35,774,439       56,235,220        67,851,794      215,895,361
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                             --                --               --           982,511               --
Accrued expenses:
   Management fees                                     51,705            10,369           16,306            18,234          116,633
   Other                                               36,270             8,680           11,225            15,767           44,561
Preferred share dividends payable                       3,697             2,712            3,345             5,966           16,336
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                91,672            21,761           30,876         1,022,478          177,530
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             30,000,000        12,000,000       18,500,000        22,000,000       69,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $64,822,466       $23,752,678      $37,704,344       $44,829,316     $146,717,831
====================================================================================================================================
Common shares outstanding                           4,461,449         1,545,509        2,423,648         3,067,243        9,489,621
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)          $     14.53       $     15.37      $     15.56       $     14.62     $      15.46
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    44,614       $    15,455      $    24,236       $    30,672     $     94,896
Paid-in surplus                                    62,043,303        21,856,337       34,331,642        43,242,755      134,536,773
Undistributed net investment income                    31,548           166,611          110,277            37,547          942,985
Accumulated net realized gain (loss)
  from investments and forward swaps               (2,223,203)           76,248           34,298          (922,621)      (1,204,018)
Net unrealized appreciation (depreciation)
  of investments and forward swaps                  4,926,204         1,638,027        3,203,891         2,440,963       12,347,195
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $64,822,466       $23,752,678      $37,704,344       $44,829,316     $146,717,831
====================================================================================================================================
Authorized shares:
   Common                                         200,000,000         Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                        1,000,000         Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended July 31, 2005
                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                        (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $4,588,500        $1,705,167       $2,655,831        $3,074,840      $11,153,197
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                       606,979           230,066          361,313           428,215        1,374,209
Preferred shares - auction fees                        75,000            30,000           46,250            55,000          172,500
Preferred shares - dividend disbursing agent fees      10,000            10,000           10,000            10,000           20,000
Shareholders' servicing agent fees and expenses         5,654               440              419               254           14,303
Custodian's fees and expenses                          25,633            15,237           22,115            21,332           55,694
Directors'/Trustees' fees and expenses                  2,161               769            1,248             1,581            4,869
Professional fees                                      11,968            10,017           11,011            11,283           16,713
Shareholders' reports - printing and mailing expenses   7,303             6,893            8,181            10,866           22,115
Stock exchange listing fees                            10,657               131              206               261           10,619
Investor relations expense                              9,484             5,193            8,157             9,482           24,180
Other expenses                                         11,152            11,066           11,968            12,201           12,513
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                      775,991           319,812          480,868           560,475        1,727,715
   Custodian fee credit                                (8,975)           (4,317)          (3,196)           (7,457)         (22,232)
   Expense reimbursement                                   --          (107,456)        (168,757)         (213,339)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                          767,016           208,039          308,915           339,679        1,705,483
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               3,821,484         1,497,128        2,346,916         2,735,161        9,447,714
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments             769,058           205,471          357,503           (44,805)       1,544,028
Net realized gain (loss) from forward swaps                --          (129,087)        (323,226)         (530,167)              --
Change in net unrealized appreciation (depreciation)
   of investments                                   1,754,362           620,243        1,331,714         2,365,824        2,354,555
Change in net unrealized appreciation (depreciation)
   of forward swaps                                        --            25,345           50,556            78,665               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                    2,523,420           721,972        1,416,547         1,869,517        3,898,583
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                           (405,070)         (157,504)        (262,016)         (313,291)      (1,225,414)
From accumulated net realized gains from investments       --            (4,003)         (19,342)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders      (405,070)         (161,507)        (281,358)         (313,291)      (1,225,414)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                          $5,939,834        $2,057,593       $3,482,105        $4,291,387      $12,120,883
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS
                                               ARIZONA                            ARIZONA                           ARIZONA
                                        PREMIUM INCOME (NAZ)             DIVIDEND ADVANTAGE (NFZ)         DIVIDEND ADVANTAGE 2 (NKR)
                                   ----------------------------       -----------------------------     ----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                       7/31/05          7/31/04           7/31/05           7/31/04         7/31/05         7/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 3,821,484      $ 4,078,915       $ 1,497,128       $ 1,530,494     $ 2,346,916     $ 2,320,417
Net realized gain (loss)
   from investments                    769,058          713,547           205,471           108,890         357,503         307,836
Net realized gain (loss) from
   forward swaps                            --               --          (129,087)               --        (323,226)             --
Change in net unrealized appreciation
   (depreciation) of investments     1,754,362        1,137,949           620,243           760,107       1,331,714       1,008,021
Change in net unrealized
    appreciation (depreciation)
    of forward swaps                        --               --            25,345                --          50,556              --
Distributions to Preferred shareholders:
   From net investment income         (405,070)        (230,103)         (157,504)          (85,893)       (262,016)       (146,950)
   From accumulated net realized gains
     from investments                       --               --            (4,003)           (4,168)        (19,342)         (9,227)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations  5,939,834        5,700,308         2,057,593         2,309,430       3,482,105       3,480,097
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (3,762,499)      (4,076,294)       (1,418,195)       (1,410,436)     (2,092,582)     (2,091,535)
From accumulated net realized gains
   from investments                         --               --           (67,355)          (64,486)       (288,186)       (105,537)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders           (3,762,499)      (4,076,294)       (1,485,550)       (1,474,922)     (2,380,768)     (2,197,072)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       213,665          260,642            27,860            27,858          60,045          23,870
Preferred shares offering costs             --               --                --                --              --          (1,409)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions     213,665          260,642            27,860            27,858          60,045          22,461
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares       2,391,000        1,884,656           599,903           862,366       1,161,382       1,305,486
Net assets applicable to Common
   shares at the beginning of year  62,431,466       60,546,810        23,152,775        22,290,409      36,542,962      35,237,476
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year       $64,822,466      $62,431,466       $23,752,678       $23,152,775     $37,704,344     $36,542,962
====================================================================================================================================
Undistributed net investment income
   at the end of year              $    31,548      $   377,650       $   166,611       $   245,182     $   110,277     $   117,979
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                                 ARIZONA                             TEXAS
                                                                       DIVIDEND ADVANTAGE 3 (NXE)            QUALITY INCOME (NTX)
                                                                     ------------------------------      ---------------------------
                                                                      YEAR ENDED         YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                         7/31/05            7/31/04          7/31/05        7/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 2,735,161        $ 2,721,867      $ 9,447,714     $ 9,753,219
Net realized gain (loss) from investments                                (44,805)          (276,088)       1,544,028       1,077,835
Net realized gain (loss) from
   forward swaps                                                        (530,167)                --               --             --
Change in net unrealized appreciation
   (depreciation) of investments                                       2,365,824          1,955,972        2,354,555      4,038,575
Change in net unrealized appreciation
   (depreciation) of forward swaps                                        78,665                 --               --             --
Distributions to Preferred shareholders:
   From net investment income                                           (313,291)          (185,513)      (1,225,414)      (628,703)
   From accumulated net realized gains
     from investments                                                         --                 --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                     4,291,387         4,216,238       12,120,883     14,240,926
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                             (2,444,592)       (2,465,996)     ( 8,881,918)    (9,093,044)
From accumulated net realized gains
   from investments                                                            --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                              (2,444,592)       (2,465,996)     ( 8,881,918)    (9,093,044)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                               --             3,508          245,790        110,085
Preferred shares offering costs                                                --           (18,271)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                                             --           (14,763)         245,790        110,085
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                                          1,846,795         1,735,479        3,484,755      5,257,967
Net assets applicable to Common
   shares at the beginning of year                                     42,982,521        41,247,042      143,233,076    137,975,109
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                          $44,829,316       $42,982,521     $146,717,831   $143,233,076
====================================================================================================================================
Undistributed net investment income
   at the end of year                                                 $    37,547       $    61,700     $    942,985   $  1,624,342
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
    FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund
(NTX). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income
(NTX) are traded on the New York Stock Exchange while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a derivative investment each Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                             ARIZONA        ARIZONA      ARIZONA      ARIZONA        TEXAS
                                             PREMIUM       DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME      ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NAZ)          (NFZ)        (NKR)        (NXE)        (NTX)
----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --             --           --          880          760
   Series T                                       --            480           --           --           --
   Series W                                       --             --          740           --           --
   Series TH                                   1,200             --           --           --        2,000
----------------------------------------------------------------------------------------------------------
Total                                          1,200            480          740          880        2,760
==========================================================================================================

Forward Swap Transactions
The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date at which point a realized gain or loss would be recognized. When a forward swap is terminated, it does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                               ARIZONA PREMIUM            ARIZONA DIVIDEND           ARIZONA DIVIDEND
                                INCOME (NAZ)               ADVANTAGE (NFZ)           ADVANTAGE 2 (NKR)
                         ------------------------     ------------------------   ------------------------
                         YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                            7/31/05       7/31/04        7/31/05       7/31/04      7/31/05       7/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due
   to reinvestment
   of distributions          13,619        16,782          1,750         1,617        3,770         1,607
=========================================================================================================
                                                          ARIZONA DIVIDEND              TEXAS QUALITY
                                                          ADVANTAGE 3 (NXE)             INCOME (NTX)
                                                      ------------------------   ------------------------
                                                      YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                         7/31/05       7/31/04      7/31/05       7/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                              --           243       15,430         7,303
=========================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended July 31, 2005, were as follows:

                                               ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                               PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                 (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
----------------------------------------------------------------------------------------------------------
Purchases                                  $15,882,746   $6,523,645   $6,383,356  $10,763,843  $31,125,160
Sales and maturities                        15,569,849    6,804,833    6,764,140    9,652,348   29,589,554
==========================================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on investment transactions.

At July 31, 2005, the cost of investments was as follows:

                                               ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                               PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                 (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
----------------------------------------------------------------------------------------------------------
Cost of investments                   $89,298,414  $33,413,280    $52,529,476   $65,125,193   $199,989,052
==========================================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)



Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2005, were as follows:

                                          ARIZONA      ARIZONA        ARIZONA        ARIZONA         TEXAS
                                          PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND       QUALITY
                                           INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3        INCOME
                                            (NAZ)        (NFZ)          (NKR)          (NXE)         (NTX)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                        $5,030,115   $1,638,463     $3,174,145     $2,375,971   $13,079,538
   Depreciation                           (85,358)     (77,155)      (203,495)      (217,685)     (646,545)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments                      $4,944,757   $1,561,308     $2,970,650     $2,158,286   $12,432,993
==========================================================================================================

The tax components of undistributed net investment income and net realized gains at July 31, 2005, were as follows:

                                          ARIZONA      ARIZONA        ARIZONA        ARIZONA         TEXAS
                                          PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND       QUALITY
                                           INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3        INCOME
                                            (NAZ)        (NFZ)          (NKR)          (NXE)         (NTX)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *    $304,454     $282,284       $287,112       $236,832    $1,544,239
Undistributed net ordinary income **           --           --             --             --        22,028
Undistributed net long-term capital gains      --      132,895        217,992             --            --
==========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 1, 2005, paid on August 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended July 31, 2005, and July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                          ARIZONA      ARIZONA        ARIZONA        ARIZONA         TEXAS
                                          PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND       QUALITY
                                           INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3        INCOME
2005                                        (NAZ)        (NFZ)          (NKR)          (NXE)         (NTX)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
  income                               $4,217,354   $1,573,643     $2,351,896     $2,764,463   $10,161,664
Distributions from net
  ordinary income **                           --           --             --             --            --
Distributions from net long-term
  capital gains                                --       71,358        307,825             --            --
==========================================================================================================
                                          ARIZONA      ARIZONA        ARIZONA        ARIZONA         TEXAS
                                          PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND       QUALITY
                                           INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3        INCOME
2004                                        (NAZ)        (NFZ)          (NKR)          (NXE)         (NTX)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
  income                               $4,307,222   $1,494,232     $2,236,394     $2,650,674    $9,723,403
Distributions from net
  ordinary income **                           --       68,654        110,761             --            --
Distributions from net long-term
  capital gains                                --           --          5,257             --            --
==========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At July 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                               ARIZONA      ARIZONA        TEXAS
                                               PREMIUM     DIVIDEND      QUALITY
                                                INCOME  ADVANTAGE 3       INCOME
                                                 (NAZ)        (NXE)        (NTX)
--------------------------------------------------------------------------------
Expiration year:
   2011                                    $  669,574      $     --   $       --
   2012                                     1,553,629       205,820    1,204,018
   2013                                            --       134,877           --
--------------------------------------------------------------------------------
Total                                      $2,223,203      $340,697   $1,204,018
================================================================================

Arizona Dividend Advantage 3 (NXE) elected to defer net realized losses from investments incurred from November 1, 2004 through July 31, 2005 ("post-October losses"), in accordance with federal income tax regulations. The following post-October losses of $376,462 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Funds' management fees are separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of August 31, 2005, the complex-level fee rate was .1896%.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            ARIZONA PREMIUM INCOME (NAZ)
(INCLUDING NET ASSETS                                 TEXAS QUALITY INCOME (NTX)
ATTRIBUTABLE TOPREFERRED SHARES)                             FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                ARIZONA DIVIDEND ADVANTAGE (NFZ)
AVERAGE DAILY NET ASSETS                      ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
(INCLUDING NET ASSETS                         ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
ATTRIBUTABLE TOPREFERRED SHARES)                             FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
JANUARY 31,                                      JANUARY 31,
--------------------------------------------------------------------------------
2001*                      .30%                  2007                       .25%
2002                       .30                   2008                       .20
2003                       .30                   2009                       .15
2004                       .30                   2010                       .10
2005                       .30                   2011                       .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Arizona Dividend Advantage 2's (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                  2008                       .25%
2003                       .30                   2009                       .20
2004                       .30                   2010                       .15
2005                       .30                   2011                       .10
2006                       .30                   2012                       .05
2007                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3's (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
SEPTEMBER 30,                                    SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                  2007                       .32%
2003                       .32                   2008                       .24
2004                       .32                   2009                       .16
2005                       .32                   2010                       .08
2006                       .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

Notes to
    FINANCIAL STATEMENTS (continued)



6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors/Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 1, 2005, to shareholders of record on August 15, 2005, as follows:

                       ARIZONA     ARIZONA       ARIZONA       ARIZONA     TEXAS
                       PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND   QUALITY
                        INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3    INCOME
                         (NAZ)       (NFZ)         (NKR)         (NXE)     (NTX)
--------------------------------------------------------------------------------
Dividend per share      $.0645      $.0765        $.0720        $.0635    $.0730
================================================================================

                        Financial
                            HIGHLIGHTS

                        Financial
                            HIGHLIGHTS

        Selected data for a Common share outstanding throughout each period:
                                                       Investment Operations                               Less Distributions
                                -----------------------------------------------------------------  ---------------------------------
                                                           Distributions   Distributions
                                                                from Net            from                  Net
                   Beginning                                  Investment         Capital           Investment    Capital
                      Common                         Net       Income to        Gains to            Income to   Gains to
                       Share           Net     Realized/       Preferred       Preferred               Common     Common
                   Net Asset    Investment    Unrealized          Share-          Share-               Share-     Share-
                       Value        Income    Gain (Loss)        holders+       holders+    Total     holders    holders      Total
====================================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                  $14.04         $ .86         $ .56           $(.09)           $ --    $1.33       $(.84)      $ --      $(.84)
2004                   13.66           .92           .43            (.05)             --     1.30        (.92)        --       (.92)
2003                   14.25           .97          (.57)           (.07)             --      .33        (.92)        --       (.92)
2002                   14.77          1.07          (.57)           (.09)           (.01)     .40        (.88)      (.04)      (.92)
2001                   14.25          1.09           .50            (.23)             --     1.36        (.83)      (.01)      (.84)

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   15.00           .97           .46            (.10)             --     1.33        (.92)      (.04)      (.96)
2004                   14.45           .99           .57            (.06)             --     1.50        (.91)      (.04)      (.95)
2003                   14.81          1.00          (.38)           (.07)           (.01)     .54        (.88)      (.04)      (.92)
2002                   14.37          1.04           .36            (.11)             --     1.29        (.84)      (.01)      (.85)
2001(a)                14.33           .44           .23            (.08)             --      .59        (.35)        --       (.35)

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   15.10           .97           .59            (.11)           (.01)    1.44        (.86)      (.12)      (.98)
2004                   14.57           .96           .53            (.06)             --     1.43        (.86)      (.04)      (.90)
2003                   14.88           .96          (.31)           (.08)             --      .57        (.86)      (.01)      (.87)
2002(b)                14.33           .24           .71            (.02)             --      .93        (.22)        --       (.22)

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   14.01           .89           .62            (.10)             --     1.41        (.80)        --       (.80)
2004                   13.45           .89           .54            (.06)             --     1.37        (.80)        --       (.80)
2003(c)                14.33           .66          (.67)           (.05)             --     (.06)       (.61)        --       (.61)

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                   15.12          1.00           .41            (.13)             --     1.28        (.94)        --       (.94)
2004                   14.57          1.03           .55            (.07)             --     1.51        (.96)        --       (.96)
2003                   15.14          1.05          (.58)           (.08)             --      .39        (.95)      (.01)      (.96)
2002                   15.16          1.11          (.02)           (.10)           (.02)     .97        (.92)      (.07)      (.99)
2001                   14.26          1.16           .88            (.27)             --     1.77        (.87)        --       (.87)
====================================================================================================================================
                                                                            Total Returns
                                                                        ---------------------
                                                                                      Based
                               Offering                                                  on
                              Costs and        Ending                                Common
                              Preferred        Common                    Based        Share
                                  Share         Share     Ending            on          Net
                           Underwriting     Net Asset     Market        Market        Asset
                              Discounts         Value      Value         Value**      Value**
=============================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                               $ --        $14.53     $15.22          5.17%        9.69%
2004                                 --         14.04      15.27          7.97         9.66
2003                                 --         13.66      15.00         (5.98)        2.21
2002                                 --         14.25      16.90          9.63         2.88
2001                                 --         14.77      16.32         17.77         9.74

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                                 --         15.37      16.08         10.88         9.04
2004                                 --         15.00      15.40          7.05        10.56
2003                                .02         14.45      15.30          3.06         3.67
2002                                 --         14.81      15.75          6.38         9.32
2001(a)                            (.20)        14.37      15.65          6.76         2.81

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                                 --         15.56      16.19         16.30         9.74
2004                                 --         15.10      14.82          9.46         9.98
2003                               (.01)        14.57      14.40         (3.53)        3.67
2002(b)                            (.16)        14.88      15.80          6.81         5.38

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                                 --         14.62      14.48         15.11        10.21
2004                               (.01)        14.01      13.30          1.01        10.25
2003(c)                            (.21)        13.45      13.97         (2.76)       (2.05)

TEXAS QUALITY
INCOME (NTX)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                                 --         15.46      16.19         17.83         8.61
2004                                 --         15.12      14.59          5.87        10.51
2003                                 --         14.57      14.71          4.14         2.54
2002                                 --         15.14      15.07          9.29         6.61
2001                                 --         15.16      14.73         21.16        12.74
=============================================================================================
                                                                    Ratios/Supplemental Data
                                ----------------------------------------------------------------------------------------------------
                                                  Before Credit/Reimbursement         After Credit/Reimbursement***
                                                 -----------------------------      --------------------------------
                                                                Ratio of Net                          Ratio of Net
                                                   Ratio of       Investment          Ratio of          Investment
                                     Ending        Expenses        Income to          Expenses           Income to
                                        Net      to Average          Average        to Average             Average
                                     Assets      Net Assets       Net Assets        Net Assets          Net Assets
                                 Applicable      Applicable       Applicable        Applicable          Applicable      Portfolio
                                  to Common       to Common        to Common         to Common           to Common       Turnover
                                Shares (000)         Shares++         Shares++          Shares++            Shares++         Rate
====================================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                               $ 64,822            1.20%            5.91%             1.19%               5.92%            17%
2004                                 62,431            1.22             6.49              1.21                6.50             26
2003                                 60,547            1.25             6.81              1.24                6.82             17
2002                                 62,876            1.28             7.45              1.26                7.47             19
2001                                 64,859            1.28             7.47              1.27                7.48             18

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                                 23,753            1.34             5.82               .87                6.28             18
2004                                 23,153            1.30             6.10               .83                6.57             24
2003                                 22,290            1.35             6.11               .91                6.55             20
2002                                 22,791            1.41             6.72               .93                7.20             40
2001(a)                              22,072            1.43*            5.80*              .95*               6.28*            21

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                                 37,704            1.27             5.76               .82                6.22             11
2004                                 36,543            1.27             5.83               .80                6.30             14
2003                                 35,237            1.27             5.78               .82                6.23              4
2002(b)                              35,913            1.19*            4.43*              .77*               4.85*             1

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                                 44,829            1.25             5.63               .76                6.12             15
2004                                 42,983            1.25             5.80               .76                6.29             22
2003(c)                              41,247            1.19*            5.05*              .73*               5.52*            16

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2005                                146,718            1.18             6.42              1.16                6.44             14
2004                                143,233            1.18             6.77              1.18                6.77             16
2003                                137,975            1.20             6.93              1.19                6.94             12
2002                                143,305            1.23             7.40              1.22                7.42             22
2001                                143,127            1.21             7.87              1.19                7.88             24
====================================================================================================================================
                                      Preferred Shares at End of Period
                                 -----------------------------------------
                                   Aggregate      Liquidation
                                      Amount       and Market        Asset
                                 Outstanding            Value     Coverage
                                        (000)       Per Share    Per Share
==========================================================================
ARIZONA PREMIUM
INCOME (NAZ)
--------------------------------------------------------------------------
Year Ended 7/31:
2005                                 $30,000          $25,000      $79,019
2004                                  30,000           25,000       77,026
2003                                  30,000           25,000       75,456
2002                                  30,000           25,000       77,397
2001                                  30,000           25,000       79,049

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
--------------------------------------------------------------------------
Year Ended 7/31:
2005                                  12,000           25,000       74,485
2004                                  12,000           25,000       73,235
2003                                  12,000           25,000       71,438
2002                                  12,000           25,000       72,480
2001(a)                               12,000           25,000       70,984

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------
Year Ended 7/31:
2005                                  18,500           25,000       75,952
2004                                  18,500           25,000       74,382
2003                                  18,500           25,000       72,618
2002(b)                               18,500           25,000       73,531

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------
Year Ended 7/31:
2005                                  22,000           25,000       75,942
2004                                  22,000           25,000       73,844
2003(c)                               22,000           25,000       71,872

TEXAS QUALITY
INCOME (NTX)
--------------------------------------------------------------------------
Year Ended 7/31:
2005                                  69,000           25,000       78,159
2004                                  69,000           25,000       76,896
2003                                  69,000           25,000       74,991
2002                                  69,000           25,000       76,922
2001                                  69,000           25,000       76,858
==========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period January 30, 2001 (commencement of operations) through July 31, 2001.
(b) For the period March 25, 2002 (commencement of operations) through July 31, 2002.
(c) For the period September 25, 2002 (commencement of operations) through July 31, 2003.


                                 See accompanying notes to financial statements.

                                  52-53 SPREAD

Board Members
       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             155
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               155
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       155
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                155
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (2004) as Chairman, JPMorgan Asset Management,                153
10/28/42                                                  President and CEO, Banc One Investment Advisors Corporation,
333 W. Wacker Drive                                       and President, One Group Mutual Funds; prior thereto,
Chicago, IL 60606                                         Executive Vice President, Banc One Corporation and Chairman
                                                          and CEO, Banc One Investment Management Group; Board of
                                                          Regents, Luther College; currently a member of the American and Wisconsin Bar Associations.


                                       54

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                155
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Board Member and Chair of the
                                                          Finance Committee, member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit company of Miami
                                                          Valley Hospital; Board Member, formerly Chair, Dayton
                                                          Development Coalition; President, Dayton Philharmonic
                                                          Orchestra Association; formerly, Member, Community Advisory
                                                          Board, National City Bank, Dayton, Ohio and Business
                                                          Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     155
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          155
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by
                                                          Northwestern University; Director (since 1997), Evanston of
                                                          Commerce and Evanston Inventure, a business development
                                                          organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               155
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management; Managing Director (since
                                                          2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       55


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            155
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 155
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999);               155
11/28/67                       and Treasurer              Vice President and Treasurer of Nuveen Investments, Inc.
333 W. Wacker Drive                                       (since 1999); Vice President and Treasurer of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp (since 1999)(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc.;
                                                          Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002) and Assistant General Counsel             155
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); and (since 2005) Nuveen
                                                          Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            155
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 155
3/2/64                                                    LLC; Managing Director (since 2001), formerly, Vice President
333 W. Wacker Drive                                       (since 1995) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.(3); Managing Director (since 2001) of Nuveen
                                                          Asset Management; Vice President (since 2002) of Nuveen
                                                          Investment Advisers Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         155
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         155
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994 to 2004), The Northern
                                                          Trust Company.


                                       56

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    155
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999) of Nuveen Investments, LLC.               155
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             155
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005) and
                                                          Assistant Secretary of Nuveen Investments, Inc. and of Nuveen
                                                          Asset Management; Vice President (since 2000), Assistant
                                                          Secretary and Assistant General Counsel (since 1998) of
                                                          Rittenhouse Asset Management; Vice President and Assistant
                                                          Secretary of Nuveen Investments Advisers Inc. (since 2002);
                                                          Assistant Secretary of NWQ Investment Management
                                                          Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS

To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the advisory fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The closed-end Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

     3. PROFITABILITY OF ADVISER

     In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

     In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS

Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.


CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools




Logo: NUVEEN Investments


                                                                     EAN-A-0705D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



               Nuveen Arizona Premium Income Municipal Fund, Inc.


The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                            Audit Fees Billed        Audit-Related Fees             Tax Fees         All Other Fees
Fiscal Year Ended                                to Fund               Billed to Fund            Billed to Fund      Billed to Fund
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2005                                            $ 7,875                        $ 0                    $ 411         $ 2,700
------------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

July 31, 2004                                            $ 7,482                        $ 0                    $ 379         $ 2,500
------------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended                           Audit-Related Fees       Tax Fees Billed to          All Other Fees
                                          Billed to Adviser and         Adviser and            Billed to Adviser
                                             Affiliated Fund          Affiliated Fund         and Affiliated Fund
                                            Service Providers        Service Providers         Service Providers
---------------------------------------------------------------------------------------------------------------------
July 31, 2005                                                $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

July 31, 2004                                                $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------

Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended                                                   Total Non-Audit Fees
                                                                   billed to Adviser and
                                                                  Affiliated Fund Service     Total Non-Audit Fees
                                                                   Providers (engagements    billed to Adviser and
                                                                  related directly to the    Affiliated Fund Service
                                           Total Non-Audit Fees   operations and financial    Providers (all other
                                              Billed to Fund       reporting of the Fund)         engagements)            Total
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2005                                            $ 3,111                  $ 282,575                      $ 0       $ 285,686
July 31, 2004                                            $ 2,879                        $ 0                      $ 0         $ 2,879

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Premium Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 7, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.